UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

 Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

 c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

 New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

 Ropes & Gray LLP

1211 Avenue of the Americas

 New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Item 1. Report to Stockholders.

Stone Harbor

Investment Partners

November 30, 2018

Semi-Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.shiplp.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.866.699.8125 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplp.com.

Table of Contents

Shareholder Letter	2
Disclosure of Fund Expenses	8
Summaries of Portfolio Holdings	9
Growth of $10,000 Investment
Stone Harbor Emerging Markets Debt Fund	12
Stone Harbor High Yield Bond Fund	13
Stone Harbor Local Markets Fund	14
Stone Harbor Emerging Markets Corporate Debt Fund	15
Stone Harbor Investment Grade Fund	16
Stone Harbor Strategic Income Fund	17
Stone Harbor Emerging Markets Debt Allocation Fund	18
Stone Harbor 500 Plus Fund	19
Statements of Investments
Stone Harbor Emerging Markets Debt Fund	20
Stone Harbor High Yield Bond Fund	31
Stone Harbor Local Markets Fund	38
Stone Harbor Emerging Markets Corporate Debt Fund	44
Stone Harbor Investment Grade Fund	49
Stone Harbor Strategic Income Fund	55
Stone Harbor Emerging Markets Debt Allocation Fund	58
Stone Harbor 500 Plus Fund	59
Statements of Assets & Liabilities	62
Statements of Operations	64
Statements of Changes in Net Assets	66
Financial Highlights
Stone Harbor Emerging Markets Debt Fund	70
Stone Harbor High Yield Bond Fund	71
Stone Harbor Local Markets Fund	72
Stone Harbor Emerging Markets Corporate Debt Fund	73
Stone Harbor Investment Grade Fund	74
Stone Harbor Strategic Income Fund	75
Stone Harbor Emerging Markets Debt Allocation Fund	76
Stone Harbor 500 Plus Fund	77
Notes to Financial Statements	78
Additional Information	98
Trustees & Officers	100

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	1

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2018 (Unaudited)

Dear Shareholder,

The 6-month period ended November 30, 2018 represented an increasingly volatile investment environment. Several key macro-economic factors, including rising trade tensions and concerns around a slowdown in global growth, weighed on market sentiment, and the resulting asset class returns were mixed at best. While the S&P 500 Index eked out a 2% return, the U.K. and German stock markets declined by approximately 11%. Credit spreads generally widened, led by European High Yield and U.S. High Yield. Also during the period, the U.S. 10-year Treasury yields rose 18 basis points (“bps”) as the Federal Reserve (“Fed”) delivered two 25 bps increases (i.e., June and September) in the Federal Funds target rate. The German 10-year bund yields, however, remained broadly stable.

As the U.S. Fed continued to remove accommodation and as the European Central Bank (“ECB”) remained on course to formally end the EUR 2.6 trillion bond buying program, monetary policy moves that control the world’s key interest rates were closely scrutinized. In effect, the U.S. Fed, faced with continuing solid growth, tightening labor markets but still limited inflation, raised the Fed Funds rate from 1.75% to 2.25%, with forward guidance hinting further rate increases. As a consequence, 2-year yields rose by 40 bps to 2.82% and the yield curve flattened further. In Europe, growth moderated significantly, and while weakness in German car manufacturing has been a contributing factor as producers adopt new emissions rules, the persistence of the softness in growth suggests to us a broader and deeper weakness tied to global trade and uncertainties in some of Europe’s largest economies, particularly in Italy and the U.K. In the U.K., with the government yet to secure an exit deal with the European Union, Brexit negotiations remain work-in-progress and the Monetary Policy Committee (“MPC”) has indicated that is not ready to adjust its monetary policy stance from the current U.K. base rate of 0.75%. In Emerging Markets (EM), while many of the same concerns around global growth and trade tensions induced market volatility, a recovery in September occurred with easing of some of these macroeconomic factors, and importantly, with more positive domestic developments in countries that suffered significant declines, particularly in the summer months.

Looking forward, we believe U.S. growth is poised to moderate in 2019, as the impact of tax cuts begins to fade. While we expected growth to remain above trend, we believe this moderation is likely to occur in conjunction with subdued growth in China. Slowing growth, together with continuing trade tensions, uncertainties around the Italian budget process, and ongoing Brexit negotiations, in our opinion, will likely cause increased concern about investor risk levels. In terms of monetary policy, the Fed and the ECB are likely to be deliberate and data-dependent moving forward.

Recent credit spread widening suggests, in our opinion, that markets are close to fair value, providing some incentive to add risk for longer term investors. In our view, attractive entry opportunities may emerge over coming months, particularly in EM, where we continue to believe that EM country growth rates will improve in the next 12-18 months. In addition to good growth and solid fundamentals, EM debt assets continue to offer attractive valuations, in our opinion.

At Stone Harbor Investment Partners LP (“Stone Harbor”), we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

Market Review: Emerging Markets Debt

Key macro-themes that drove market volatility during the reporting period included: 1) escalating US-China trade tensions, 2) US dollar strength and its negative impact on EM, 3) expectations for further U.S. monetary normalization, and 4) widening of Italian bond spreads. The recovery in EM debt markets in September occurred with easing of some of these macroeconomic factors, along with more positive domestic developments. Nevertheless, uncertainty over global growth and of the pace and magnitude of Fed policy rate hikes led to further weakness in October and November.

Despite the market downturn, positive developments occurred in several major EM countries. In Argentina, domestic confidence crisis led to peso depreciation and forced the country to borrow from the International Monetary Fund (“IMF”), which ultimately agreed on a front-loaded $57.4 billion program, with potentially up to $36.2 billion to be disbursed by the end of 2019. In Brazil, political uncertainty declined after Brazil’s electoral court barred the former president Lula from running for re-election, and the Brazilian market rallied following the election of the far-right candidate. In Russia, the delay in U.S. legislation that would constrain foreign investors’ purchases of Russian sovereign and corporate assets calmed market concerns regarding possible additional sanctions on Russia. In South Africa, president Ramaphosa de-escalated concerns over land reform and announced a government policy that excluded a wide-scale expropriation of private lands. In Turkey, worries of U.S.-imposed sanctions and monetary policy dependency subsided after the release of Pastor Brunson, who had been detained on espionage charges and in response to more proactive rate hikes by the central bank.

2	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2018 (Unaudited)

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund”) for the 6-month period ended November 30, 2018 was -4.64% (net of expenses) and -4.29% (gross of expenses). This performance compares to a benchmark return of -1.51% for the JPMorgan EMBI Global Diversified Index.

The Fund underperformed its benchmark primarily as a result of country selection, but issue selection decisions also detracted from relative returns. Off-benchmark exposure in hard currency corporate bonds and local currency sovereign bonds also detracted from performance. Duration-adjusted returns that are explained by U.S. Treasury movements were positive; and miscellaneous differences, which represent pricing differences among other factors, were also positive.

The top detractors from performance in Latin America included overweights and issue selection in Argentina and Venezuela. In Argentina, bond spreads widened well beyond our assessment of country’s default risk. We view the actions taken by the Macri government to secure a three-year Standby Arrangement (“SBA”) with the IMF as evidence that the administration will continue to pursue market-friendly macroeconomic policies. The latest IMF program has increased funding from $50 to $57.4 billion and has provided assurance that the government will be fully funded until the end of 2019. In Venezuela, a small overweight and issue selection detracted from performance. Positioning in Central Europe, Middle East, and Africa (“CEEMEA”) – particularly, overweights in Egypt, Ghana, Nigeria, Ukraine, and Zambia – detracted from excess returns. In Asia, underweights in China and Philippines detracted most from relative returns.

Positive contributors to relative returns included an overweight in Ecuador and off-benchmark exposure to hard currency corporate debt in Brazil.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had net exposure to these derivatives of approximately $694 thousand. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $8.6 million and $2.8 million in unrealized depreciation for an increase in operations of $5.8 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund”) for the 6-month period ended November 30, 2018 was -6.13% (net of expenses) and -5.68% (gross of expenses). This performance compares to a benchmark return of -3.87% for the JPMorgan GBI-EM Global Diversified Index. Contributions to the index total return from foreign currency exchange (“FX”) spot transactions and duration were -4.92% and 1.10%, respectively. The Fund’s underperformance was primarily driven by duration positioning. Miscellaneous differences, which represent pricing differences among other factors, enhanced relative performance.

The largest sources of underperformance included an overweight in the Argentinian peso and a duration overweight in Turkey. In Argentina, the peso depreciated as a worsening global environment exposed vulnerabilities of the government’s gradualist approach to fiscal and economic reforms. During the period, the central bank moved its short term policy rate from 27.25% to above 60% in two hikes, and ultimately negotiated a $57.4 billion SBA with the IMF with immediate disbursement of funds. In Turkey, an increasing current account deficit and worries about the autonomy of the central bank under President Erdogan led to weakness in Turkey’s domestic markets. Although Turkey’s central bank hiked interest rates sharply, the lira remained under pressure and market uncertainty over policy direction persisted after President Erdogan’s re-election on July 1st. We subsequently reduced the size of the Turkey overweight after Erdogan named his son-in-law as Finance Minister, as the action raised further concerns about monetary policy independence. Overweighting duration in Mexico and Russia also detracted from performance.

Positive contributors to relative performance included currency overweights in Indonesia and Mexico.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $389 thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $14.8 million and $5.4 million in unrealized appreciation, for a decrease in operations of $9.4 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”) for the 6-month period ended November 30, 2018 was -1.83% (net of expenses) and -1.33% (gross of expenses). This performance compares to a benchmark return of 0.12% for the JPMorgan CEMBI Broad Diversified Index. The index spread over comparable maturity U.S. Treasury securities widened by 43 bps, ending the period at 327 bps. The high yield sub-sector underperformed, returning -0.30%, while the investment grade sector returned 0.48%. Returns from the major EM regions (i.e., Africa, Asia, Eastern Europe, Latin America, and the Middle East) were mixed. Top country performers included Bahrain (+3.30%), Iraq (+4.38%), and Tanzania (+4.18%); the bottom performers included Jamaica (-5.11%), Kazakhstan (-7.36%), and Ukraine (-4.94%).

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	3

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2018 (Unaudited)

The Fund underperformed its benchmark due to both country exposures and issue selection decisions. The top detractor from Fund performance was an overweight exposure in Turkey. Turkey’s sub-index declined in response to weakness in the lira, geopolitical tensions, concerns over lower growth, and rising non-performing loans in the banking sector. Also in Central and Eastern Europe, Middle East, and Africa (“CEEMEA”), overweight exposures in Kazakhstan and Ukraine, along with underweight exposures in Israel and Qatar detracted from relative performance. In Asia, an overweight exposure in Indonesia detracted from performance. In the case of Indonesia and Ukraine, the Fund maintained an overweight position on the view that strong commodity prices and improving economic conditions in both countries support credit risk. On the other hand, an overweight exposure in Brazil contributed positively to returns as Brazilian financial assets rallied on the election of Jair Bolsonaro as president and his appointment of Pablo Guedes, a well-known economist, as the future minister of the economy.

In terms of issue selection, negative issue selection in CEEMEA, particularly in Kazakhstan and Turkey, detracted most from relative returns. In other regions, issue selection in Argentina, Jamaica, China, and India detracted from performance. Some of this negative attribution was offset by issue selection in Brazil, Indonesia, Thailand, and Ukraine.

From an industry perspective, overweight exposures to quasi-sovereign entities and metals/mining/steel and an underweight exposure to banking detracted from relative performance. Issue selection in several industries, including banking, energy and production, and metals/mining/steel also detracted from performance. Exposure in the food and beverage industry positively contributed to returns.

Attribution from credit rating was negative, with an overweight in B-rated credits detracting the most. An underweight in A-rated credits also detracted from performance. An overweight in lower quality CCC-rated credits, however, enhanced performance.

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Emerging Markets Debt Allocation Fund

The Stone Harbor Emerging Markets Debt Allocation Fund’s (the “Fund”) performance for the 6-month period ended November 30, 2018 was -5.51% (net of direct and indirect expenses) and -5.09% (gross of direct and indirect expenses). This compares to a blended benchmark (50% JPMorgan EMBI Global Diversified Index / 50% JPMorgan GBI-EM Global Diversified Index) return of -2.66%.

The Fund generated modestly negative performance from asset allocation decisions.

Allocations to hard currency sovereign debt were the primary driver of underperformance. Within the hard currency sovereign debt allocation, the top detractors from relative performance included overweights and issue selection in Argentina, Venezuela, and Ukraine. In Argentina, bond spreads widened well beyond our assessment of the country’s default risk. We view the actions taken by the Argentina’s government to secure a three-year SBA with the IMF as evidence that the administration will continue to pursue market-friendly macroeconomic policies. The latest IMF program has increased funding from $50 billion to $57.4 billion and has provided assurance that Argentina will be fully funded until at least the end of 2019. In Venezuela, a small overweight and issue selection detracted from performance. Other detractors were overweights in Egypt, Ghana, Nigeria, and Zambia. In Asia, underweights in China and Philippines detracted from performance.

Local currency debt exposure also detracted from relative returns; positions in Argentina, Russia, and Turkey were the primary drivers. In the cases of Argentina and Turkey, sharp currency depreciations led to emergency actions by the respective central banks to intervene in the FX markets to restore market confidence. In Russia, the ruble declined as U.S. congress threatened to impose sanctions to limit foreign investor participation in issuance of new sovereign debt. So far, these sanctions have not materialized.

Off-benchmark exposure to U.S. dollar-denominated corporate debt, particularly in Turkey, detracted from performance, though some of this negative attribution was offset by exposure in Brazilian corporate debt, which enhanced returns.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $1 thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $9 thousand and $2 thousand in unrealized appreciation, for a decrease in operations of $6.7 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2018 (Unaudited)

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund (the “Fund” or “portfolio”) return for the 6-months ended November 30, 2018 was 0.23% (net of expenses) and 0.56% (gross of expenses). This compares to a benchmark return of 0.19% for the ICE BofAML US High Yield Constrained Index (the Index).

During the early part of the reporting period, the high yield market was supported by strong positive corporate earnings trends, improving credit fundamentals, and record U.S. equity levels. With expectations of strong global growth, oil prices reached the highest level since 2014. But as market volatility increased going into summer, primarily on concerns over global growth slowdown, the high yield market recorded its weakest two month period (October and November) since early 2016. The market decline was triggered by the drop in equity markets that reached into correction territory amid a drop in oil prices, rising interest rates, U.S.-China trade tensions, and the overarching concern over a softening in global growth.

The par value of the Index declined to its lowest level in five years. New issuance declined almost 50% from the same period last year. Notably, there have been a significantly higher number of upgrades to investment grade than downgrades to high yield within the market during the reporting period, and companies have turned to the leveraged loan market for financing. The majority of new issuance proceeds were used to repay or refinance existing debt. Market technicals were pressured by retail outflows, which were significantly higher than the same period last year. High yield spreads, after reaching a 10-year low in early October, widened 63 bps to end the period at 437 bps. The average yield increased from 6.36% to 7.26%.

Top performing sectors at the Index level for the period included Pharmaceuticals, which benefitted from improved fundamentals; Cable & Media, which benefitted from solid operating results and anticipated positive mergers and acquisitions activity; and Airlines. The bottom performers included Energy, due to the decline in oil prices after reaching recent peak; Autos, from idiosyncratic events; and Chemicals. Lower rated securities significantly underperformed as investors abandoned lower quality issuers to safeguard against increasing market volatility. Shorter duration securities outperformed longer duration bonds.

The Fund outperformed the Index as a result of both positive industry and issue selection. In terms of industry selection, an underweight to Energy and an overweight to Cable & Media drove positive performance. This performance was partially offset by an overweight to the Chemicals sector, but strong sector issuer selection enhanced performance. Security selection decisions in the Energy, Retail-Food & Drug and Telecommunications sectors contributed positively to relative returns. Some of this positive attribution was offset by security selection decisions in the Metals/Mining and Retail Stores sectors. From a credit quality perspective, strong credit selection decisions in B-rated and CCC- & below securities enhanced relative performance. The portfolio’s exposure to bank loans, which benefitted from the shorter duration, better capital structure positioning, and lower volatility of the asset class, also enhanced performance.

Overall, we continue to expect solid economic growth, good corporate earnings, and low default rates to benefit the leveraged finance markets, especially in the U.S. In Europe, high yield companies are seeing stable to growing demand, supported by economic growth. However, profitability of companies in several sectors is facing headwinds as cost inflation and idiosyncratic events have continued to rise amid maturing credit cycles. Despite these headwinds, the recent spread widening, combined with a favorable fundamental backdrop lead us to believe the high yield market is attractive at current levels.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund did not have exposure to these derivatives.

Stone Harbor Investment Grade Fund

The total return of the Stone Harbor Investment Grade Fund (the “Fund”) for the six months ended November 30, 2018 was -0.91% (net of expenses) and -0.66% (gross of expenses). This performance compares to a benchmark return of -0.30% for the Bloomberg Barclays U.S. Aggregate Index. The Fund’s performance benefitted slightly during the period by maintaining an average duration position modestly shorter than that of the benchmark. The 6-month period was characterized by modestly higher U.S. Treasury rates, which can negatively affect bond prices. The Fund was negatively impacted by an overweight to corporate bonds during the 6-month period as credit spreads moved wider. Security selection decisions in certain corporate and securitized subsectors (banking, energy, and mortgage agency passthroughs) also contributed to underperformance during the period.

While the S&P 500 Index eked out a 2% return, the U.K. and German stock markets declined by approximately 11%. Credit spreads generally widened with Investment Grade credit spreads wider by 25 bps, U.S. High yield spreads by 63 bps, EM Debt spreads by 51 bps, and European high yield spreads by 100 bps. While German 10-year bund yields were broadly stable over the past six months, the U.S. 10-year Treasury yields rose 18 bps as the Fed delivered two 25 bps increases in the Federal Funds target rate, the first in June and the second in September.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	5

Stone Harbor Investment Funds	Shareholder Letter

November 30, 2018 (Unaudited)

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund did not have exposure to these derivatives.

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund”) for the 6 month period ending November 30, 2018 was –1.88% (net of direct and indirect expenses) and -1.53% (gross of direct and indirect expenses). This performance compares to a benchmark return of -0.31% for the Bloomberg Barclays Global Credit Index (Hedged USD). The Fund underperformed its benchmark as a result of certain asset allocation, duration, and individual credit decisions. Contributions from asset allocation were mixed with positive contributions coming from most sectors, particularly High Yield and Investment Grade, while allocations to EM Local Currency bonds were a negative contributor. Within individual portfolio sectors, the Fund experienced outperformance in High Yield while underperforming within the remaining segments, with all three emerging debt subsectors providing the weakest performances. In EM hard currency, Argentina, Venezuela and Ukraine generated the largest negative contributions. In the high yield segment, an overweight to the Cable/Media sector and an underweight to the Energy sector both had positive effects. There was also positive security selection within high yield. The Fund’s duration positioning (long relative to the benchmark) generated a negative contribution during the period as developed market government rates moved higher.

While the S&P 500 Index eked out a 2% return, the U.K. and German stock markets declined by approximately 11%. Credit spreads generally widened with Investment Grade credit spreads wider by 20 bps, U.S. High yield spreads by 56 bps, EM Debt spreads by 37 bps, and European High Yield spreads by 103 bps. While German 10-year bond yields were broadly stable over the past six months, the U.S. 10-year Treasury yields rose 18 bps as the Fed delivered two 25 bps increases in the Federal Funds target rate, the first in June and the second in September.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $265 thousand. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $28 thousand and $32 thousand in unrealized depreciation for a decrease in operations of $4 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor 500 Plus Fund

The total return of the Stone Harbor 500 Plus Fund (the “Fund”) for the 6-month period ending November 30, 2018 was 3.37% (net of expenses) and 3.68% (gross of expenses). This performance compares favorably versus the Fund’s benchmark, the S&P 500 Index, which returned 3.02% over that time period.

The Fund’s strategy of purchasing Standard & Poor’s (S&P) futures, in an attempt to replicate the performance of the S&P 500 Index, while investing the remainder of the Fund’s cash in a portfolio of fixed income instruments designed to outperform U.S. Dollar (USD) 3-month LIBOR proved advantageous during the period. The 67 bps of performance above the S&P 500 Index can be attributed to two key areas: 1) overlay portfolio and 2) the index replication. The overlay portfolio, which comprises mainly floating rate or short weighted average life fixed rate securitized bonds (i.e., less than 3-year weighted average life), outperformed 3-month LIBOR by approximately 41 bps during the past 6-months. The majority of that performance resulted from spread tightening in the non-agency residential and commercial mortgage backed bonds in the portfolio. At the end of November, the Fund was allocated approximately 38% to non-agency residential mortgage backed securities (RMBS), 35% to commercial mortgage backed securities (CMBS), 16% to asset backed securities (ABS), and 11% cash, which resulted in a yield-to-maturity of 3.37% and AA+ rated average credit quality. The Fund’s index replication strategy outperformed the S&P 500 by 26 bps over the time period due to advantageous pricing and rolling of S&P futures.

As credit spreads tightened during the summer, we avoided the temptation to move down the credit spectrum to maintain the portfolio’s spread over 3-month LIBOR. By accepting a lower average portfolio spread to LIBOR, we were able to maintain the portfolio’s AA+ average rating. This proved advantageous in October and November when credit spreads widened due to concerns regarding potential trade wars, flattening yield curve, and pace of Fed tightening. Over the coming months, we expect to deploy existing cash and cash generated from paydowns and maturities into the now wider spreads available in the securitized market.

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Stone Harbor Investment Funds	Shareholder Letter

November 30, 2018 (Unaudited)

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $122 thousand. Over the course of the period these derivative positions generated a net realized gain of approximately $174 thousand and $120 thousand in unrealized depreciation for an increase in operations of $54 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Sincerely,

Thomas K. Flanagan
Chairman of the Board of Trustees

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	7

Stone Harbor Investment Funds	Disclosure of Fund Expenses

November 30, 2018 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2018 and held until November 30, 2018.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	-4.64%	$1,000.00	$953.60	0.71%	$3.48
STONE HARBOR HIGH YIELD BOND FUND	0.23	1,000.00	1,002.30	0.66	3.31
STONE HARBOR LOCAL MARKETS FUND	-6.13	1,000.00	938.70	0.90	4.37
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	-1.83	1,000.00	981.70	1.01	5.02
STONE HARBOR INVESTMENT GRADE FUND	-0.91	1,000.00	990.90	0.51	2.55
STONE HARBOR STRATEGIC INCOME FUND	-1.88	1,000.00	981.20	0.06	0.30
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	-5.51	1,000.00	944.90	0.05	0.24
STONE HARBOR 500 PLUS FUND	3.37	1,000.00	1,033.70	0.61	3.11

BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$1,000.00	$1,021.51	0.71%	$3.60
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.76	0.66	3.35
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,020.56	0.90	4.56
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,020.00	1.01	5.11
STONE HARBOR INVESTMENT GRADE FUND	5.00	1,000.00	1,022.51	0.51	2.59
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,024.77	0.06	0.30
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,024.82	0.05	0.25
STONE HARBOR 500 PLUS FUND	5.00	1,000.00	1,022.01	0.61	3.09

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365. Note this expense example is typically based on a six-month period.

8	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2018 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown(1)%
Argentina	9.06%
Mexico	7.47%
Egypt	6.19%
Ukraine	6.06%
Indonesia	5.53%
Ecuador	5.49%
Oman	3.52%
Ghana	3.51%
Nigeria	3.39%
Ivory Coast	3.17%
Russia	3.04%
Angola	3.04%
Brazil	2.94%
Lebanon	2.83%
South Africa	2.59%
Dominican Republic	2.05%
Sri Lanka	1.95%
Venezuela	1.77%
Iraq	1.61%
Uruguay	1.60%
Zambia	1.47%
Turkey	1.37%
Malaysia	1.20%
Saudi Arabia	1.18%
Colombia	1.09%
Pakistan	1.06%
Cameroon	1.03%
El Salvador	0.99%
Senegal	0.82%
Kenya	0.74%
Panama	0.61%
Kazakhstan	0.58%
Jordan	0.54%
New Guinea	0.52%
Costa Rica	0.50%
United Arab Emirates	0.49%
Paraguay	0.48%
Spain	0.48%
Tunisia	0.47%
Qatar	0.45%
Gabon	0.33%
Thailand	0.24%
Peru	0.21%
India	0.21%
Georgia	0.21%
Bahrain	0.20%
Chile	0.20%
Great Britain	0.15%
Macau	0.14%
Jamaica	0.09%
Azerbaijan	0.07%
Singapore	0.06%
Total	94.99%
Short Term Security	2.28%
Other Assets in Excess of Liabilities	2.73%
Total Net Assets	100.00%
STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	%
Exploration & Production	7.39%
Media Cable	7.25%
Chemicals	7.06%
Healthcare	5.32%
Food/Beverage/Tobacco	4.49%
Industrial Other	4.35%
Media Other	4.20%
Electric	4.14%
Technology	4.03%
Drillers/Services	3.79%
Building Products	3.55%
Pharmaceuticals	3.33%
Containers/Packaging	3.16%
Metals/Mining/Steel	3.02%
Leisure	2.69%
Consumer Products	2.69%
Automotive	2.57%
Wireless	2.55%
Services Other	2.46%
Paper/Forest Products	2.25%
Gaming	1.97%
Wirelines	1.42%
Oil&Gas	1.38%
Retail Food/Drug	1.37%
Commercial Services	1.29%
Textile/Apparel	1.10%
Satellite	0.88%
Diversified Manufacturing	0.86%
Gas Pipelines	0.84%
Miscellaneous Manufactur	0.81%
Healthcare-Services	0.79%
Forest Products&Paper	0.66%
Utility Non Electric/Gas	0.59%
Media	0.57%
Electronics	0.52%
Entertainment	0.47%
Construction Machinery	0.40%
Apparel	0.33%
Retail Non Food/Drug	0.30%
Retail	0.23%
Transportation	0.00%
Total	97.07%
Money Market Fund	0.49%
Other Assets in Excess of Liabilities	2.44%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). In certain instances, a security’s country of incorporation may be different from its country of risk.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	9

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2018 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown(1)%
Russia	11.59%
Indonesia	11.36%
South Africa	11.10%
Poland	10.61%
Mexico	10.45%
Colombia	5.76%
Turkey	5.66%
Brazil	5.23%
Turkey	5.66%
Thailand	4.55%
Chile	3.06%
Czech Republic	1.99%
Argentina	0.84%
Peru	0.79%
Uruguay	0.70%
Ukraine	0.53%
Kazakhstan	0.15%
Total	84.37%
Short Term Security	5.58%
Other Assets in Excess of Liabilities	10.05%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Industry Breakdown	%
Exploration & Production	14.90%
Electric	11.25%
Metals/Mining/Steel	10.20%
Financial/Lease	6.92%
Wireless	3.90%
Food/Bev/Tobacco	3.89%
Telecommunications	3.83%
Gas Pipelines	3.18%
Gaming	2.99%
Banks	2.90%
Chemicals	2.72%
Railroads	2.46%
Capital Goods	2.44%
Other	2.42%
Retail Food/Drug	1.74%
Airlines	1.54%
Pipelines	1.49%
Industrial Other	1.43%
Services Other	1.42%
Wirelines	1.40%
Home Builders	1.35%
Iron/Steel	1.32%
Media Cable	1.15%
Gas Distributors	1.06%
Retail Non Food/Drug	1.04%
Lodging	1.01%
Oil & Gas	0.94%
Technology	0.84%
Automotive	0.80%
Media	0.74%
Transport Other	0.59%
Building Materials	0.48%
Building Products	0.48%
Total	94.82%
Short Term Investments	3.90%
Other Assets In Excess of Liabilities	1.28%
Total Net Assets	100.00%

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

November 30, 2018 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND
Industry Breakdown	%
U.S. Treasury Bonds/Notes	23.12%
U.S. Government Agency Mortgage Backed	18.47%
Banking	9.17%
Asset Backed/Commercial Mortgage Backed	6.11%
Financial Other	4.62%
Electric	3.99%
FGLMC Collateral	2.49%
Real Estate Investment Trust (REITs)	2.44%
Gas Pipelines	2.42%
Technology	2.35%
Automotive	1.62%
Non Captive Finance	1.56%
Retail Non Food/Drug	1.39%
Food and Beverage	1.29%
Exploration & Production	1.19%
Wireless	1.15%
Media Cable	0.95%
Wirelines	0.95%
Life Insurance	0.92%
Pharmaceuticals	0.92%
Non Corporate	0.82%
Transportation	0.74%
Banks	0.74%
Metals/Mining/Steel	0.71%
Healthcare	0.71%
Oil&Gas	0.70%
Aerospace/Defense	0.68%
Chemicals	0.50%
FNMA Collateral	0.50%
Telecommunications	0.50%
Leisure	0.49%
Media	0.48%
Media Other	0.48%
Restaurants	0.47%
Transportation Non Air/Rail	0.44%
Gas Distributors	0.41%
Building Products	0.41%
Advertising	0.25%
Auto Manufacturers	0.24%
Drillers/Services	0.24%
Retail Food/Drug	0.22%
Total	97.85%
Money Market Fund	0.81%
Other Assets in Excess of Liabilities	1.34%
Total Net Assets	100.00%
STONE HARBOR STRATEGIC INCOME FUND
Underlying Fund Breakdown	%
Stone Harbor Investment Grade Fund	32.69%
Stone Harbor High Yield Bond Fund	30.09%
Stone Harbor Emerging Markets Debt Fund	19.73%
Stone Harbor Local Markets Fund	9.82%
Stone Harbor Emerging Markets Corporate Debt Fund	5.05%
Total	97.38%
Short Term Investments	0.83%
Other Assets in Excess of Liabilities	1.79%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
Underlying Fund Breakdown	%
Stone Harbor Local Markets Fund	50.46%
Stone Harbor Emerging Markets Debt Fund	49.34%
Total	99.80%
Other Assets In Excess of Liabilities	0.20%
Total Net Assets	100.00%

STONE HARBOR 500 PLUS FUND
Industry Breakdown	%
Financial/Lease	46.14%
Commercial MBS	10.48%
WL Collateral CMO	8.26%
Retail Non Food/Drug	3.89%
Other ABS	3.70%
Other	3.64%
Automotive	2.87%
Credit Card ABS	1.95%
Banking	1.82%
Automobile ABS	1.25%
Lodging	0.97%
Transport Other	0.78%
Total	85.75%
Money Market Fund	8.47%
Other Assets in Excess of Liabilities	5.78%
Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	11

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2018 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JPMorgan Emerging Markets Bond Index Global Diversified (JPMorgan EMBI Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Emerging Markets Debt Fund	-4.64%	-7.64%	4.23%	3.57%	8.99%	6.03%
JPMorgan EMBI Global Diversified Index	-1.51%	-4.84%	4.20%	4.62%	8.84%	6.57%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2018 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the ICE BofAML US High Yield Master Constrained Index (ICE BofAML US High Yield Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor High Yield Bond Fund	0.23%	0.11%	4.95%	2.69%	9.18%	5.80%
ICE BofAML US High Yield Index	0.19%	0.22%	7.12%	4.41%	12.04%	7.26%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	13

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2018 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JPMorgan Global Bond Index – Emerging Markets Global Diversified (JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 30, 2010)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Local Markets Fund	-6.13%	-8.33%	3.14%	-2.81%	-0.60%
JPMorgan GBI-EM Global Diversified Index	-3.87%	-5.55%	4.66%	-1.32%	1.13%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2018 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JPMorgan Corporate Emerging Market Bond Index – Broad Diversified (JPMorgan CEMBI Broad Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 1, 2011)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	-1.83%	-4.62%	4.03%	3.72%	2.80%
JPMorgan CEMBI Broad Diversified Index	0.12%	-2.04%	4.52%	4.25%	4.44%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	15

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2018 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Investment Grade Fund and the Bloomberg Barclays U.S. Aggregate Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Investment Grade Fund	-0.91%	-2.46%	1.17%	1.88%
Bloomberg Barclays U.S. Aggregate Index	-0.30%	-1.34%	1.33%	2.12%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2018 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Bloomberg Barclays Global Credit Index (Hedged USD). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Strategic Income Fund	-1.88%	-2.38%	3.08%	2.60%
Bloomberg Barclays Global Credit Index (Hedged USD)	-0.31%	-1.19%	3.44%	3.55%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	17

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2018 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and the Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, October 20, 2014)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	-5.51%	-7.83%	3.53%	-0.34%
JPMorgan EMBI Global Diversified Index	-1.51%	-4.84%	4.20%	3.29%
JPMorgan GBI-EM Global Diversified Index	-3.87%	-5.55%	4.66%	-1.88%
Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index)	-2.66%	-5.10%	4.51%	0.76%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

18	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment

November 30, 2018 (Unaudited)

STONE HARBOR 500 PLUS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor 500 Plus Fund and S&P 500 Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, January 19, 2017)

	6 Month	1 Year	Since Inception
Stone Harbor 500 Plus Fund	3.37%	6.31%	13.83%
S&P 500 Index	3.02%	6.27%	13.47%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 77.34%
Angola - 3.04%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	16,377,846	$18,077,048	(1)
	USD	9.50%	11/12/25	2,106,000	2,225,779	(2)
	USD	8.25%	05/09/28	6,553,000	6,340,027	(3)
	USD	8.25%	05/09/28	795,000	769,163	(2)
	USD	9.38%	05/08/48	7,963,000	7,744,017	(3)
					35,156,034

Argentina - 8.82%
Provincia del Chaco	USD	9.38%	08/18/24	1,886,000	1,400,355	(2)
Republic of Argentina:
	USD	5.63%	01/26/22	5,364,000	4,739,094
	USD	7.50%	04/22/26	895,000	760,750
	USD	5.88%	01/11/28	825,000	618,750
	EUR	7.82%	12/31/33	79,856,604	80,111,536
	EUR	2.26%	12/31/38	20,362,000	12,851,393	(4)
	USD	6.88%	01/11/48	2,122,000	1,530,492
					102,012,370

Bahrain - 0.20%
Kingdom of Bahrain:
	USD	7.00%	10/12/28	582,000	572,542	(3)
	USD	6.75%	09/20/29	599,000	577,286	(3)
	USD	7.50%	09/20/47	1,235,000	1,157,813	(3)
					2,307,641

Brazil - 1.51%
Brazil Minas SPE via State of Minas Gerais:
	USD	5.33%	02/15/28	1,851,000	1,804,725	(3)
	USD	5.33%	02/15/28	12,049,000	11,747,775	(2)
Republic of Brazil:
	USD	8.25%	01/20/34	1,531,000	1,839,114
	USD	5.00%	01/27/45	2,432,000	2,034,368
					17,425,982

Cameroon - 1.03%
Republic of Cameroon:
	USD	9.50%	11/19/25	8,057,000	8,187,926	(3)
	USD	9.50%	11/19/25	3,630,000	3,688,988	(2)
					11,876,914

Colombia - 0.93%
Republic of Colombia:
	USD	4.50%	01/28/26	2,646,000	2,635,085
	USD	5.63%	02/26/44	2,617,000	2,657,564
	USD	5.00%	06/15/45	5,824,000	5,454,176
					10,746,825

Costa Rica - 0.50%
Republic of Costa Rica:
	USD	4.38%	04/30/25	3,660,000	3,158,342	(3)
	USD	4.38%	04/30/25	3,000,000	2,588,805	(2)
					5,747,147

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Dominican Republic - 2.05%
Dominican Republic:
	USD	7.50%	05/06/21	10,744,000	$11,093,180	(2)
	USD	6.60%	01/28/24	1,632,000	1,687,080	(2)
	USD	5.88%	04/18/24	447,000	450,017	(3)
	USD	6.00%	07/19/28	4,000,000	3,927,000	(3)
	USD	6.00%	07/19/28	2,343,000	2,300,240	(2)
	USD	7.45%	04/30/44	1,587,000	1,616,756	(3)
	USD	6.50%	02/15/48	2,878,000	2,636,968	(2)
					23,711,241

Ecuador - 5.17%
Republic of Ecuador:
	USD	8.75%	06/02/23	1,006,000	950,670	(2)
	USD	7.95%	06/20/24	1,497,000	1,339,815	(3)
	USD	8.88%	10/23/27	11,525,000	10,257,250	(2)
	USD	8.88%	10/23/27	13,403,000	11,928,670	(3)
	USD	7.88%	01/23/28	12,970,000	10,933,710	(2)
	USD	7.88%	01/23/28	28,925,000	24,383,775	(3)
					59,793,890

Egypt - 5.29%
Republic of Egypt:
	USD	6.13%	01/31/22	5,269,000	5,180,086	(3)
	USD	5.58%	02/21/23	2,455,000	2,332,250	(3)
	USD	5.88%	06/11/25	2,066,000	1,890,390	(3)
	EUR	4.75%	04/16/26	1,370,000	1,413,328	(3)
	USD	7.50%	01/31/27	1,990,000	1,925,325	(3)
	USD	7.50%	01/31/27	2,217,000	2,144,947	(2)
	USD	6.59%	02/21/28	13,496,000	12,180,140	(3)
	EUR	5.63%	04/16/30	21,443,000	21,544,618	(3)
	USD	6.88%	04/30/40	2,672,000	2,201,060	(3)
	USD	8.50%	01/31/47	10,063,000	9,220,224	(3)
	USD	8.50%	01/31/47	675,000	618,469	(2)
	USD	7.90%	02/21/48	694,000	606,382	(2)
					61,257,219

El Salvador - 0.98%
Republic of El Salvador:
	USD	7.38%	12/01/19	190,000	191,798	(3)
	USD	5.88%	01/30/25	3,216,000	2,930,580	(2)
	USD	8.63%	02/28/29	4,277,000	4,394,853	(2)
	USD	8.25%	04/10/32	867,000	863,857	(3)
	USD	8.25%	04/10/32	1,119,000	1,114,944	(2)
	USD	7.63%	02/01/41	2,059,000	1,902,001	(2)
					11,398,033

Gabon - 0.33%
Republic of Gabon:
	USD	6.38%	12/12/24	289,801	255,025	(3)
	USD	6.38%	12/12/24	1,652,721	1,454,394	(2)
	USD	6.95%	06/16/25	2,413,000	2,137,013	(3)
					3,846,432

Georgia - 0.21%
Republic of Georgia	USD	6.88%	04/12/21	2,308,000	2,420,515	(3)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ghana - 3.45%
Republic of Ghana:
	USD	7.88%	08/07/23	2,278,000	$2,249,525	(2)
	USD	7.63%	05/16/29	12,484,000	11,313,625	(2)
	USD	10.75%	10/14/30	2,047,000	2,346,374	(3)
	USD	10.75%	10/14/30	20,007,000	22,933,024	(2)
	USD	8.63%	06/16/49	1,175,000	1,044,281	(2)
					39,886,829

Great Britain - 0.15%
Ukreximbank Via Biz Finance PLC	USD	9.63%	04/27/22	1,800,000	1,759,986	(2)

Indonesia - 3.10%
Republic of Indonesia:
	USD	5.38%	10/17/23	2,985,000	3,100,669	(2)
	USD	4.75%	01/08/26	5,896,000	5,914,989	(2)
	USD	4.35%	01/08/27	11,377,000	11,092,575	(3)
	USD	8.50%	10/12/35	5,760,000	7,610,400	(2)
	USD	6.63%	02/17/37	3,550,000	4,017,073	(2)
	USD	5.25%	01/17/42	1,380,000	1,346,880	(2)
	USD	6.75%	01/15/44	948,000	1,100,685	(2)
	USD	5.13%	01/15/45	1,770,000	1,683,712	(2)
					35,866,983

Iraq - 1.12%
Republic of Iraq:
	USD	6.75%	03/09/23	827,000	800,123	(3)
	USD	5.80%	01/15/28	13,417,000	12,209,470	(2)
					13,009,593

Ivory Coast - 3.17%
Ivory Coast Government:
	USD	5.38%	07/23/24	5,555,000	5,093,241	(3)
	EUR	5.13%	06/15/25	4,421,000	4,811,071	(3)
	EUR	5.13%	06/15/25	1,809,000	1,971,170	(2)
	USD	6.38%	03/03/28	1,827,000	1,646,584	(3)
	EUR	5.25%	03/22/30	7,030,000	7,073,263	(2)
	USD	6.13%	06/15/33	3,594,000	3,005,482	(2)
	USD	6.13%	06/15/33	15,199,000	12,710,164	(3)
	EUR	6.63%	03/22/48	408,000	401,273	(2)
					36,712,248

Jordan - 0.54%
Kingdom of Jordan:
	USD	5.75%	01/31/27	1,412,000	1,306,100	(3)
	USD	5.75%	01/31/27	2,750,000	2,543,750	(2)
	USD	7.38%	10/10/47	1,485,000	1,316,081	(3)
	USD	7.38%	10/10/47	1,262,000	1,118,448	(2)
					6,284,379

Kenya - 0.74%
Republic of Kenya:
	USD	6.88%	06/24/24	8,441,000	7,955,642	(3)
	USD	7.25%	02/28/28	619,000	555,553	(3)
					8,511,195

Lebanon - 2.85%
Lebanese Republic:
	USD	6.15%	06/19/20	1,284,000	1,192,194

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Lebanon (continued)
Lebanese Republic: (continued)
	USD	8.25%	04/12/21	4,452,000	$4,173,750	(2)
	USD	6.25%	05/27/22	3,822,000	3,277,365
	USD	6.10%	10/04/22	7,175,000	6,044,937
	USD	6.40%	05/26/23	2,406,000	1,999,987
	USD	6.65%	04/22/24	5,873,000	4,797,507
	USD	6.60%	11/27/26	1,928,000	1,470,100
	USD	6.85%	03/23/27	3,954,000	3,044,580
	USD	6.75%	11/29/27	2,250,000	1,704,375
	USD	6.65%	11/03/28	3,639,000	2,697,409
	USD	6.65%	02/26/30	3,463,000	2,532,319
					32,934,523

Malaysia - 1.20%
1MDB Global Investments, Ltd.	USD	4.40%	03/09/23	15,200,000	13,831,772	(2)

Mexico - 0.83%
United Mexican States:
	USD	4.75%	03/08/44	2,446,000	2,161,041
	USD	4.35%	01/15/47	8,944,000	7,454,824
					9,615,865

New Guinea - 0.52%
Independent State of Papua New Guinea	USD	8.38%	10/04/28	6,004,000	5,986,108	(3)

Nigeria - 3.39%
Republic of Nigeria:
	USD	6.50%	11/28/27	19,399,000	16,901,379	(3)
	USD	6.50%	11/28/27	1,089,000	948,791	(2)
	USD	7.14%	02/23/30	5,753,000	5,048,257	(3)
	USD	7.88%	02/16/32	3,765,000	3,388,500	(3)
	USD	7.70%	02/23/38	7,907,000	6,849,439	(2)
	USD	7.63%	11/28/47	3,589,000	3,046,164	(3)
	USD	7.63%	11/28/47	3,560,000	3,021,550	(2)
					39,204,080

Oman - 3.52%
Oman Government:
	USD	4.13%	01/17/23	3,019,000	2,856,729	(3)
	USD	4.75%	06/15/26	1,033,000	932,282	(3)
	USD	5.38%	03/08/27	8,395,000	7,744,387	(3)
	USD	5.38%	03/08/27	5,035,000	4,644,788	(2)
	USD	5.63%	01/17/28	9,991,000	9,266,653	(3)
	USD	6.50%	03/08/47	14,872,000	12,715,560	(3)
	USD	6.75%	01/17/48	2,903,000	2,543,754	(3)
					40,704,153

Pakistan - 1.06%
Republic of Pakistan:
	USD	8.25%	04/15/24	1,108,000	1,108,476	(2)
	USD	8.25%	09/30/25	1,690,000	1,687,887	(3)
	USD	6.88%	12/05/27	6,164,000	5,524,485	(2)
	USD	6.88%	12/05/27	3,867,000	3,465,799	(3)
	USD	7.88%	03/31/36	473,000	422,323	(2)
					12,208,970

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Panama - 0.61%
Republic of Panama:
	USD	9.38%	04/01/29	3,372,000	$4,659,261
	USD	8.13%	04/28/34	1,779,000	2,377,189
					7,036,450

Paraguay - 0.48%
Republic of Paraguay:
	USD	4.70%	03/27/27	1,794,000	1,745,786	(2)
	USD	6.10%	08/11/44	3,863,000	3,863,000	(3)
					5,608,786

Qatar - 0.45%
State of Qatar:
	USD	5.75%	01/20/42	1,998,000	2,302,695	(3)
	USD	5.10%	04/23/48	2,911,000	2,954,665	(2)
					5,257,360

Russia - 2.59%
Russian Federation:
	USD	5.00%	04/29/20	66,000	67,196	(3)
	USD	4.75%	05/27/26	12,000,000	11,712,000	(2)
	USD	4.25%	06/23/27	5,000,000	4,692,500	(2)
	RUB	7.05%	01/19/28	427,850,000	5,801,519
	USD	5.63%	04/04/42	2,600,000	2,619,500	(2)
	USD	5.25%	06/23/47	5,600,000	5,126,800	(2)
					30,019,515

Saudi Arabia - 0.75%
Kingdom of Saudi Arabia:
	USD	4.50%	10/26/46	1,296,000	1,179,036	(2)
	USD	5.00%	04/17/49	7,777,000	7,498,972	(2)
					8,678,008

Senegal - 0.82%
Republic of Senegal:
	USD	6.25%	05/23/33	5,206,000	4,408,831	(3)
	USD	6.75%	03/13/48	6,175,000	5,125,250	(3)
					9,534,081

South Africa - 2.59%
Republic of South Africa:
	USD	5.50%	03/09/20	3,400,000	3,442,500
	USD	4.67%	01/17/24	1,196,000	1,157,130
	USD	5.88%	09/16/25	5,993,000	5,970,526
	USD	4.88%	04/14/26	1,896,000	1,777,500
	USD	4.85%	09/27/27	8,331,000	7,622,865
	USD	4.30%	10/12/28	8,423,000	7,301,688
	USD	5.88%	06/22/30	2,808,000	2,658,825
					29,931,034

Sri Lanka - 1.95%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	327,888	(2)
	USD	6.25%	07/27/21	4,631,000	4,416,816	(2)
	USD	5.88%	07/25/22	6,616,000	6,111,530	(3)
	USD	5.75%	04/18/23	4,790,000	4,313,080	(3)
	USD	6.20%	05/11/27	6,205,000	5,289,763	(2)

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Sri Lanka (continued)
Republic of Sri Lanka: (continued)
	USD	6.75%	04/18/28	2,399,000	$2,103,623	(3)
					22,562,700

Tunisia - 0.47%
Banque Centrale de Tunisie:
	EUR	5.63%	02/17/24	4,100,000	4,223,866
	USD	5.75%	01/30/25	1,466,000	1,225,943	(2)
					5,449,809

Turkey - 1.37%
Republic of Turkey:
	USD	6.25%	09/26/22	9,510,000	9,236,587
	USD	3.25%	03/23/23	1,865,000	1,607,397
	USD	5.75%	03/22/24	3,248,000	3,022,670
	USD	6.13%	10/24/28	2,207,000	1,969,748
					15,836,402

Ukraine - 5.78%
Ukraine Government:
	USD	7.75%	09/01/22	6,127,000	5,682,792	(3)
	USD	7.75%	09/01/22	250,000	231,875	(2)
	USD	7.75%	09/01/23	504,000	459,900	(3)
	USD	7.75%	09/01/23	3,284,000	2,996,650	(2)
	USD	8.99%	02/01/24	6,048,000	5,722,920	(3)
	USD	7.75%	09/01/25	2,278,000	2,001,792	(2)
	USD	7.75%	09/01/25	2,581,000	2,268,054	(3)
	USD	7.75%	09/01/26	8,980,000	7,745,250	(3)
	USD	7.75%	09/01/26	2,244,000	1,935,450	(2)
	USD	7.75%	09/01/27	982,000	835,927	(3)
	USD	7.75%	09/01/27	10,947,000	9,318,634	(2)
	USD	9.75%	11/01/28	609,000	575,505	(3)
	USD	7.38%	09/25/32	12,687,000	10,292,329	(3)
	USD	7.38%	09/25/32	5,647,000	4,581,129	(2)
	USD	0.00%	05/31/40	21,930,000	12,279,704	(1)
					66,927,911

Uruguay - 1.60%
Republic of Uruguay	USD	4.38%	10/27/27	18,747,576	18,531,979

Venezuela - 0.71%
Republic of Venezuela:
	USD	7.75%	10/13/19	33,074,500	7,791,525	(5)
	USD	9.25%	05/07/28	1,927,000	452,845	(5)
					8,244,370

Zambia - 1.47%
Republic of Zambia:
	USD	5.38%	09/20/22	927,000	673,234	(3)
	USD	5.38%	09/20/22	3,998,000	2,903,547	(2)
	USD	8.50%	04/14/24	10,288,000	7,831,740	(3)
	USD	8.97%	07/30/27	7,464,000	5,616,660	(2)
					17,025,181

TOTAL SOVEREIGN DEBT OBLIGATIONS					894,860,513
(Cost $970,417,284)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 16.27%
Argentina - 0.24%
Pampa Energia SA	USD	7.50%	01/24/27	984,000	$862,230	(3)
Rio Energy SA	USD	6.88%	02/01/25	2,424,000	1,924,401	(3)
					2,786,631

Azerbaijan - 0.07%
State Oil Co. of the Azerbaijan Republic	USD	6.95%	03/18/30	829,000	852,834

Brazil - 1.44%
Adecoagro SA	USD	6.00%	09/21/27	3,751,000	3,230,549	(3)
ESAL GmbH	USD	6.25%	02/05/23	3,032,000	2,990,310	(3)
Gol Finance, Inc.	USD	7.00%	01/31/25	2,653,000	2,354,538	(3)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	1,780,314	(3)
Marb Bondco PLC	USD	6.88%	01/19/25	416,000	384,020	(3)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	199,000	200,741	(3)
Minerva Luxembourg SA	USD	6.50%	09/20/26	3,799,000	3,495,080	(3)
Rumo Luxembourg Sarl	USD	5.88%	01/18/25	2,292,000	2,177,400	(3)
					16,612,952

Chile - 0.20%
Geopark, Ltd.	USD	6.50%	09/21/24	2,393,000	2,300,271	(3)

Colombia - 0.16%
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,826,122	(3)

Ecuador - 0.32%
EP PetroEcuador via Noble Sovereign
Funding I, Ltd.	USD	3M US L + 5.63%	09/24/19	1,322,947	1,316,333	(1)
Petroamazonas EP	USD	4.63%	02/16/20	2,410,000	2,351,702	(3)
					3,668,035

Ghana - 0.06%
Tullow Oil PLC	USD	6.25%	04/15/22	717,000	689,664	(3)

India - 0.21%
Vedanta Resources PLC:
	USD	6.38%	07/30/22	1,142,000	1,052,067	(3)
	USD	6.13%	08/09/24	1,593,000	1,369,184	(3)
					2,421,251

Indonesia - 2.43%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	431,000	429,130	(3)
Indo Energy Finance II BV	USD	6.38%	01/24/23	4,228,000	4,016,600	(2)
Indonesia Asahan Aluminium Persero PT:
	USD	5.71%	11/15/23	2,367,000	2,413,867	(3)
	USD	6.76%	11/15/48	1,266,000	1,255,302	(3)
Minejesa Capital BV:
	USD	4.63%	08/10/30	2,507,000	2,215,561	(3)
	USD	5.63%	08/10/37	395,000	340,194	(3)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	1,864,456	(2)
	USD	5.63%	05/20/43	4,428,000	4,101,435	(2)
	USD	6.45%	05/30/44	7,649,000	7,811,541	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	48	(6)(7)

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
		6.50% Cash +
	USD	1.00% PIK	12/11/22	2,606,181	$2,593,150	(1)(8)
	USD	8.00% PIK	12/11/22	1,215,195	1,123,700	(8)
					28,164,984

Jamaica - 0.09%
Digicel Group, Ltd.	USD	7.13%	04/01/22	1,727,000	988,708	(3)

Kazakhstan - 0.58%
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	5,333,733	(3)
Nostrum Oil & Gas Finance BV	USD	7.00%	02/16/25	2,076,000	1,415,624	(3)
					6,749,357

Macau - 0.13%
Studio City Finance, Ltd.	USD	8.50%	12/01/20	1,575,000	1,565,156	(2)

Mexico - 6.64%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,155,629	(3)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	5,559,000	5,263,289	(1)(3)
	USD	3.80%	08/11/26	4,845,000	4,587,270	(1)(2)
Cometa Energia SA de CV	USD	6.38%	04/24/35	2,583,966	2,406,318	(3)
Petroleos Mexicanos:
	USD	4.50%	01/23/26	1,723,000	1,479,196
	USD	6.88%	08/04/26	14,229,000	13,677,626
	USD	6.50%	03/13/27	12,391,000	11,622,758
	USD	9.50%	09/15/27	1,062,000	1,185,457
	USD	5.35%	02/12/28	9,761,000	8,413,982	(3)
	USD	6.50%	06/02/41	1,183,000	980,127
	USD	6.38%	01/23/45	6,104,000	4,934,474
	USD	5.63%	01/23/46	5,375,000	4,052,750
	USD	6.75%	09/21/47	19,345,000	16,056,350
					76,815,226

Peru - 0.21%
Inkia Energy, Ltd.	USD	5.88%	11/09/27	113,000	105,796	(3)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	3,090,708	2,318,031	(6)
					2,423,827

Russia - 0.45%
Sberbank of Russia PJSC	USD	5.50%	02/26/24	5,165,000	5,194,053	(1)(3)

Saudi Arabia - 0.43%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	5,306,000	4,961,110	(3)

Singapore - 0.06%
ABJA Investment Co. Pte, Ltd.	USD	5.45%	01/24/28	770,000	664,125

Spain - 0.48%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,690,000	5,563,113	(3)

Thailand - 0.24%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	2,804,000	2,813,814	(1)(3)(9)

Ukraine - 0.28%
Metinvest BV	USD	7.75%	04/23/23	2,809,000	2,552,679	(3)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ukraine (continued)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	700,000	$664,650	(2)(4)
					3,217,329

United Arab Emirates - 0.49%
Abu Dhabi Crude Oil Pipeline	USD	4.60%	11/02/47	6,000,000	5,628,750	(3)

Venezuela - 1.06%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	9,859,866	(2)(5)
	USD	5.38%	04/12/27	600,000	98,100	(5)
	USD	9.75%	05/17/35	11,517,000	2,332,193	(2)(5)
					12,290,159

TOTAL CORPORATE BONDS					188,197,471
(Cost $215,418,522)

CREDIT LINKED NOTES - 1.38%
Egypt - 0.89%
Republic of Egypt (Counterparty: Goldman Sachs):
	EGP	0.00%	04/30/19	201,750,000	10,316,173	(6)
					10,316,173

Iraq - 0.49%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.59%	01/01/28	615,337,350	3,837,897	(1)(7)
	JPY	2.86%	01/01/28	280,955,808	1,803,077	(1)(7)
					5,640,974

TOTAL CREDIT LINKED NOTES					15,957,147
(Cost $18,945,952)

SHORT TERM INVESTMENTS - 2.28%
Money Market Mutual Funds - 2.28%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.34%	N/A	26,383,044	26,383,044

TOTAL SHORT TERM INVESTMENTS					26,383,044
(Cost $26,378,684)

Total Investments - 97.27%					1,125,398,175
(Cost $1,231,160,442)
Other Assets In Excess of Liabilities - 2.73%					31,601,935	(10)

Net Assets - 100.00%					$1,157,000,110

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
RUB	-	Russian Ruble
USD	-	United States Dollar
ZAR	-	South African Rand

28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of November 30, 2018 was 2.74%

6M US L - 6 Month LIBOR as of November 30, 2018 was 2.89%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2018, the aggregate market value of those securities was $325,548,185, which represents approximately 28.14% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $420,983,408, which represents approximately 36.39% of net assets as of November 30, 2018.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2018.
(5)	Security is in default and therefore is non-income producing.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(8)	Payment-in-kind securities.
(9)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(10)	Includes cash which is being held as collateral for forward foreign currency contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2018	Fund Delivering	U.S. $ Value at November 30, 2018	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	01/11/19	USD	5,991,197	JPY	5,939,042	52,155
J.P. Morgan Chase & Co.	01/11/19	USD	145,139,489	EUR	143,925,125	1,214,364
						$1,266,519

J.P. Morgan Chase & Co.	01/11/19	EUR	3,332,428	USD	3,365,434	$(33,006)
J.P. Morgan Chase & Co.	12/21/18	ZAR	6,372,858	USD	6,475,507	(102,649)
J.P. Morgan Chase & Co.	12/21/18	USD	6,202,324	ZAR	6,372,858	(170,534)
						$(306,189)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
Republic Of Ecuador CDS SR 1Y(4)	Credit Suisse First Boston	5.000%	USD	12/20/2019	5.456%	1,200,000	$(5,547)	$22,546	$16,999
							$(5,547)	$22,546	$16,999

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Lebanese Republic CDS SR 5Y(5)	Goldman Sachs & Co.	1.000%	USD	06/20/2023	7.906%	20,920,000	$(4,958,124)	$2,953,731	$(2,004,393)
							$(4,958,124)	$2,953,731	$(2,004,393)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Republic of Ecuador REGS Sovereign Debt Obligation, USD denominated 7.875% fixed coupon, 01/23/2028 maturity.
(5)	Based on Lebanese Republic Sovereign Debt Obligation, USD denominated 6.00% fixed coupon, 02/20/2019 maturity.

See Notes to Financial Statements.

30	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 87.69%
Automotive - 1.54%
Allison Transmission	USD	4.75%	10/01/27	670,000	$606,350	(1)
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	800,000	782,000	(1)
					1,388,350

Building Products - 3.55%
American Woodmark Corp.	USD	4.88%	03/15/26	495,000	451,687	(1)
Beacon Escrow Corp.	USD	4.88%	11/01/25	240,000	218,700	(1)
Griffon Corp.	USD	5.25%	03/01/22	815,000	764,062
Norbord, Inc.	USD	6.25%	04/15/23	450,000	452,813	(1)
Summit Materials LLC / Summit Materials Finance Corp.	USD	6.13%	07/15/23	535,000	534,331
TopBuild Corp.	USD	5.63%	05/01/26	380,000	353,400	(1)
US Concrete, Inc.	USD	6.38%	06/01/24	435,000	414,338
					3,189,331

Capital Goods - 0.60%
United Rentals North America, Inc.	USD	6.50%	12/15/26	540,000	543,375

Chemicals - 6.13%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	785,000	763,962	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	815,000	704,975
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	605,000	580,044	(1)
INEOS Group Holdings SA	USD	5.63%	08/01/24	723,000	674,197	(1)
OCI NV	USD	6.63%	04/15/23	810,000	825,188	(1)
Platform Specialty Products Corp.	USD	5.88%	12/01/25	745,000	730,100	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	5.38%	09/01/25	740,000	656,750	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	585,000	579,150	(1)
					5,514,366

Consumer Products - 2.69%
ACCO Brands Corp.	USD	5.25%	12/15/24	650,000	601,250	(1)
Energizer Holdings, Inc.	USD	5.50%	06/15/25	720,000	662,850	(1)
Prestige Brands, Inc.	USD	6.38%	03/01/24	300,000	298,688	(1)
Revlon Consumer Products Corp.	USD	6.25%	08/01/24	600,000	355,500
Spectrum Brands, Inc.	USD	5.75%	07/15/25	525,000	499,406
					2,417,694

Containers/Packaging - 2.56%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	6.00%	02/15/25	775,000	723,656	(1)
Berry Global, Inc.:
	USD	5.13%	07/15/23	205,000	203,847
	USD	4.50%	02/15/26	300,000	282,750	(1)
Crown Americas LLC / Crown Americas Capital Corp. VI	USD	4.75%	02/01/26	390,000	376,857	(1)
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	280,000	260,050	(1)
Plastipak Holdings, Inc.	USD	6.25%	10/15/25	505,000	457,025	(1)
					2,304,185

Diversified Manufacturing - 0.86%
SPX FLOW, Inc.	USD	5.63%	08/15/24	795,000	772,144	(1)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	31

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Drillers/Services - 3.79%
Apergy Corp.	USD	6.38%	05/01/26	710,000	$705,562	(1)
Ensco PLC	USD	7.75%	02/01/26	300,000	248,625
Nabors Industries, Inc.	USD	5.50%	01/15/23	795,000	703,571
Rowan Cos., Inc.	USD	7.38%	06/15/25	672,000	598,080
SESI LLC:
	USD	7.13%	12/15/21	765,000	724,838
	USD	7.75%	09/15/24	480,000	430,200
					3,410,876

Electric - 3.97%
Calpine Corp.	USD	5.75%	01/15/25	1,005,000	927,113
Clearway Energy Operating LLC	USD	5.75%	10/15/25	305,000	294,325	(1)
Covanta Holding Corp.	USD	5.88%	07/01/25	685,000	647,325
Dynegy, Inc.	USD	8.00%	01/15/25	535,000	569,775	(1)
NRG Energy, Inc.	USD	5.75%	01/15/28	695,000	680,231
Vistra Energy Corp.	USD	8.13%	01/30/26	415,000	448,200	(1)
					3,566,969

Exploration & Production - 8.77%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	289,000
Antero Resources Corp.	USD	5.00%	03/01/25	370,000	352,887
Diamondback Energy, Inc.:
	USD	4.75%	11/01/24	575,000	559,187
	USD	5.38%	05/31/25	190,000	188,338
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	735,000	683,550	(1)
Laredo Petroleum, Inc.:
	USD	5.63%	01/15/22	825,000	779,625
	USD	6.25%	03/15/23	210,000	196,875
Murphy Oil Corp.	USD	5.75%	08/15/25	425,000	411,085
Oasis Petroleum, Inc.:
	USD	6.88%	03/15/22	733,000	726,586
	USD	6.25%	05/01/26	215,000	199,681	(1)
QEP Resources, Inc.	USD	5.25%	05/01/23	655,000	627,163
Range Resources Corp.	USD	5.00%	03/15/23	600,000	567,375
SM Energy Co.:
	USD	6.13%	11/15/22	340,000	336,600
	USD	5.63%	06/01/25	395,000	365,375
Southwestern Energy Co.	USD	6.20%	01/23/25	670,000	644,038
Unit Corp.	USD	6.63%	05/15/21	450,000	436,500
Whiting Petroleum Corp.	USD	6.63%	01/15/26	540,000	522,450
					7,886,315

Financial/Lease - 0.68%
Refinitiv US Holdings, Inc.:
	USD	6.25%	05/15/26	495,000	489,122	(1)
	USD	8.25%	11/15/26	130,000	124,150	(1)
					613,272

Food/Beverage/Tobacco - 3.94%
B&G Foods, Inc.	USD	5.25%	04/01/25	760,000	721,126
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	684,000	563,445	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	515,000	498,262	(1)
Dean Foods Co.	USD	6.50%	03/15/23	420,000	369,600	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	185,000	175,750	(1)

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Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Food/Beverage/Tobacco (continued)
Pilgrim's Pride Corp.: (continued)
	USD	5.75%	03/15/25	360,000	$351,900	(1)
Post Holdings, Inc.:
	USD	5.50%	03/01/25	400,000	383,000	(1)
	USD	5.00%	08/15/26	210,000	193,725	(1)
Sigma Holdco BV	USD	7.88%	05/15/26	325,000	290,875	(1)
					3,547,683

Gaming - 2.45%
Boyd Gaming Corp.:
	USD	6.38%	04/01/26	430,000	428,925
	USD	6.00%	08/15/26	170,000	165,112
Golden Nugget, Inc.	USD	6.75%	10/15/24	560,000	550,200	(1)
International Game Technology PLC	USD	6.25%	01/15/27	425,000	426,063	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	600,000	631,320	(1)
					2,201,620

Gas Pipelines - 0.84%
Targa Resources Partners LP / Targa Resources
Partners Finance Corp.:
	USD	4.25%	11/15/23	410,000	390,013
	USD	5.88%	04/15/26	365,000	365,000	(1)
					755,013

Healthcare - 5.32%
CHS/Community Health Systems, Inc.	USD	6.25%	03/31/23	555,000	516,843
DaVita, Inc.	USD	5.00%	05/01/25	505,000	476,594
Encompass Health Corp.	USD	5.75%	11/01/24	520,000	522,600
HCA, Inc.:
	USD	5.38%	02/01/25	445,000	448,894
	USD	5.38%	09/01/26	830,000	823,775
Hologic, Inc.	USD	4.38%	10/15/25	370,000	353,350	(1)
Kinetic Concepts, Inc. / KCI USA, Inc.	USD	7.88%	02/15/21	405,000	412,594	(1)
Team Health Holdings, Inc.	USD	6.38%	02/01/25	555,000	460,650	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	795,000	765,712
					4,781,012

Industrial Other - 3.32%
AECOM	USD	5.13%	03/15/27	510,000	465,757
MasTec, Inc.	USD	4.88%	03/15/23	583,000	567,696
Mueller Water Products, Inc.	USD	5.50%	06/15/26	431,000	427,768	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	685,000	679,648
RBS Global, Inc. / Rexnord LLC	USD	4.88%	12/15/25	245,000	233,669	(1)
Waste Pro USA, Inc.	USD	5.50%	02/15/26	665,000	613,463	(1)
					2,988,001

Leisure - 1.99%
Cinemark USA, Inc.	USD	4.88%	06/01/23	701,000	685,227
Live Nation Entertainment, Inc.	USD	5.63%	03/15/26	615,000	613,272	(1)
Merlin Entertainments PLC	USD	5.75%	06/15/26	490,000	487,550	(1)
					1,786,049

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	33

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Cable - 7.83%
Altice France SA/France	USD	7.38%	05/01/26	625,000	$602,344	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	1,064,000	1,066,660
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	525,000	498,750	(1)
	USD	5.50%	05/01/26	585,000	571,106	(1)
CSC Holdings LLC	USD	7.75%	07/15/25	490,000	514,490	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	1,545,000	1,374,084
Quebecor Media, Inc.	USD	5.75%	01/15/23	451,000	462,726
Unitymedia GmbH	USD	6.13%	01/15/25	400,000	409,876	(1)
UPC Holding BV	USD	5.50%	01/15/28	240,000	219,000	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	430,000	413,609	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	485,000	472,875	(1)
Ziggo BV	USD	5.50%	01/15/27	465,000	434,194	(1)
					7,039,714

Media Other - 4.20%
AMC Networks, Inc.	USD	4.75%	08/01/25	715,000	666,766
Block Communications, Inc.	USD	6.88%	02/15/25	685,000	696,987	(1)
EW Scripps Co.	USD	5.13%	05/15/25	220,000	206,800	(1)
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	575,000	556,313	(1)
Sinclair Television Group, Inc.	USD	5.63%	08/01/24	555,000	530,025	(1)
Sirius XM Radio, Inc.	USD	5.00%	08/01/27	555,000	524,475	(1)
Tribune Media Co.	USD	5.88%	07/15/22	590,000	600,325
					3,781,691

Metals/Mining/Steel - 3.02%
AK Steel Corp.	USD	7.00%	03/15/27	580,000	484,300
Coeur Mining, Inc.	USD	5.88%	06/01/24	610,000	563,487
Commercial Metals Co.:
	USD	5.75%	04/15/26	355,000	339,025	(1)
	USD	5.38%	07/15/27	500,000	457,500
Freeport-McMoRan, Inc.	USD	4.55%	11/14/24	404,000	376,730
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	495,000	493,763
					2,714,805

Paper/Forest Products - 2.91%
Boise Cascade Co.	USD	5.63%	09/01/24	745,000	718,925	(1)
Cascades, Inc.	USD	5.50%	07/15/22	757,000	753,215	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	565,000	552,287
Mercer International, Inc.	USD	5.50%	01/15/26	648,000	592,920
					2,617,347

Pharmaceuticals - 3.33%
Bausch Health Cos., Inc.:
	USD	6.50%	03/15/22	305,000	316,056	(1)
	USD	6.13%	04/15/25	530,000	498,836	(1)
	USD	5.88%	05/15/23	760,000	741,000	(1)
Charles River Laboratories International, Inc.	USD	5.50%	04/01/26	690,000	691,725	(1)
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	535,000	424,490	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	374,000	323,043	(1)
					2,995,150

Retail Food/Drug - 1.37%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson's LLC, Series WI	USD	6.63%	06/15/24	785,000	760,469

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Food/Drug (continued)
Ingles Markets, Inc.	USD	5.75%	06/15/23	475,000	$473,812
					1,234,281

Retail Non Food/Drug - 0.53%
JC Penney Corp., Inc.:
	USD	8.63%	03/15/25	180,000	107,550	(1)
	USD	7.40%	04/01/37	430,000	163,400
Party City Holdings, Inc.	USD	6.63%	08/01/26	215,000	208,056	(1)
					479,006

Satellite - 0.88%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	525,000	490,219
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	345,000	305,325
					795,544

Services Other - 2.98%
Matthews International Corp.	USD	5.25%	12/01/25	680,000	634,100	(1)
Resideo Funding, Inc.	USD	6.13%	11/01/26	465,000	464,418	(1)
Travelport Corporate Finance PLC	USD	6.00%	03/15/26	575,000	569,250	(1)
Weight Watchers International, Inc.	USD	8.63%	12/01/25	565,000	589,719	(1)
West Corp.	USD	8.50%	10/15/25	510,000	423,300	(1)
					2,680,787

Technology - 2.58%
Entegris, Inc.	USD	4.63%	02/10/26	575,000	534,974	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	540,000	519,912
Qorvo, Inc.	USD	5.50%	07/15/26	510,000	495,975	(1)
Seagate HDD Cayman	USD	4.88%	06/01/27	860,000	767,799
					2,318,660

Textile/Apparel - 1.09%
Hanesbrands, Inc.	USD	4.63%	05/15/24	310,000	299,925	(1)
Levi Strauss & Co.	USD	5.00%	05/01/25	683,000	683,000
					982,925

Wireless - 2.55%
Sprint Capital Corp.	USD	8.75%	03/15/32	1,265,000	1,377,269
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	445,000	462,800
	USD	5.38%	04/15/27	465,000	453,375
					2,293,444

Wirelines - 1.42%
Frontier Communications Corp.	USD	9.00%	08/15/31	1,140,000	669,750
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	630,000	603,225	(1)
					1,272,975

TOTAL CORPORATE BONDS					78,872,584
(Cost $81,965,685)

BANK LOANS - 8.87%(2)
Automotive - 1.02%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	923,025	921,283

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	35

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Capital Goods - 0.81%
Blount International, Inc.	USD	1M US L + 3.75%	04/12/23	729,919	$731,288

Chemicals - 0.93%
MacDermid, Inc. (Platform Specialty Products Corporation) - Tranche B-7 Term Loan	USD	1M US L + 2.50%	06/07/20	422,632	422,896
Starfruit Us Holdco Llc 09/20/25 Tl B 1l	USD	1M US L + 3.25%	09/20/25	415,000	409,875
					832,771

Construction Machinery - 0.40%
Gardner Denver, Inc. - Tranche B-1 Dollar Term Loan, Series Tranche B-1 Dollar	USD	1M US L + 2.75%	07/30/24	362,399	361,202

Containers/Packaging - 0.59%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	1M US L + 3.00%	12/29/23	544,436	533,820

Food/Beverage/Tobacco - 0.55%
Sigma US Corp., Term B Loan	USD	3M US L + 3.00%	03/07/25	498,750	491,269

Healthcare - 0.79%
Envision Healthcare Corp.	USD	1M US L + 3.75%	10/11/25	735,000	707,254

Industrial Other - 1.03%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/31/25	427,850	425,644
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	1M US L + 2.75%	04/01/24	507,897	500,226
					925,870

Leisure - 0.71%
Crown Finance US, Inc. (Cineworld Group PLC) - Initial Dollar Tranche Term Loan	USD	1M US L + 2.50%	02/07/25	646,750	636,240

Technology - 1.45%
Avaya, Inc. - Initial Term Loan	USD	1M US L + 4.25%	12/15/24	694,259	687,967
SS&C Technologies Holdings, Inc. - Term B-3 Loan	USD	1M US L + 2.25%	04/16/15	457,822	448,065
SS&C Technologies Holdings, Inc. - Term B-4 Loan	USD	1M US L + 2.25%	04/16/15	174,374	170,658
					1,306,690

Utility Non Electric/Gas - 0.59%
Lightstone Holdco LLC - Refinancing Term B Loan	USD	1M US L + 3.75%	01/30/24	520,326	506,016
Lightstone Holdco LLC - Refinancing Term C Loan	USD	1M US L + 3.75%	01/30/24	27,946	27,178
					533,194

TOTAL BANK LOANS					7,980,881
(Cost $8,083,725)

COMMON/PREFERRED STOCKS - 0.51%
Euronav NV	USD			31	272
Quiksilver Inc	USD			10,219	306,570	(3)(4)
Vistra Energy Corp.	USD			6,529	153,301	(3)

TOTAL COMMON/PREFERRED STOCKS					460,143
(Cost $296,152)

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
COMMON/PREFERRED STOCKS (continued)
WARRANTS - 0.00%(5)
Exploration & Production - 0.00%(5)
Halcon Resources Corp.
expires 09/09/2020, strike price $0.010	USD			7,843	$549
Midstates Petroleum Co., Inc.
expires 04/21/2020, strike price $0.010	USD			3,315	33	(3)(4)

TOTAL WARRANTS					582
(Cost $111)

SHORT TERM INVESTMENTS - 0.49%
Money Market Mutual Funds - 0.49%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.34%	N/A	436,828	436,828

TOTAL SHORT TERM INVESTMENTS					436,828
(Cost $436,741)

Total Investments - 97.56%					87,751,018
(Cost $90,782,414)
Other Assets in Excess of Liabilities - 2.44%					2,198,273

Net Assets - 100.00%					$89,949,291

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:

LIBOR	-	London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of November 30, 2018 was 2.35%

3M US L - 3 Month LIBOR as of November 30, 2018 was 2.74%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $40,413,083, which represents approximately 44.93% of net assets as of November 30, 2018.
(2)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(3)	Non-income producing security.
(4)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(5)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	37

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 78.01%
Argentina - 0.84%
Republic of Argentina:
	EUR	7.82%	12/31/33	7,901,587	$7,943,693
	EUR	2.26%	12/31/38	990,000	624,834	(1)
					8,568,527

Brazil - 4.73%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/21	93,180,000	24,995,917
	BRL	10.00%	01/01/23	30,410,000	8,114,355
	BRL	10.00%	01/01/25	56,033,000	14,819,527
	BRL	10.00%	01/01/27	2,113,000	553,324
					48,483,123

Chile - 3.06%
Republic of Chile:
	CLP	4.50%	02/28/21	18,045,000,000	27,296,776
	CLP	4.50%	03/01/21	2,715,000,000	4,107,539
					31,404,315

Colombia - 5.76%
Bogota Distrio Capital	COP	9.75%	07/26/28	31,352,000,000	10,445,819	(2)
Republic of Colombia:
	COP	7.75%	04/14/21	23,155,000,000	7,462,396
	COP	7.00%	05/04/22	3,623,000,000	1,161,472
	COP	10.00%	07/24/24	35,731,500,000	12,917,092
	COP	7.50%	08/26/26	46,320,300,000	14,921,396
	COP	9.85%	06/28/27	31,977,000,000	12,106,433
					59,014,608

Czech Republic - 1.99%
Czech Republic Government:
	CZK	3.85%	09/29/21	37,570,000	1,743,186
	CZK	2.40%	09/17/25	13,500,000	605,796
	CZK	1.00%	06/26/26	86,720,000	3,534,422
	CZK	0.25%	02/10/27	161,370,000	6,133,999
	CZK	2.75%	07/23/29	73,300,000	3,405,438
	CZK	0.95%	05/15/30	105,420,000	4,023,324
	CZK	4.20%	12/04/36	18,000,000	978,314
					20,424,479

Indonesia - 11.36%
Republic of Indonesia:
	IDR	7.00%	05/15/22	224,070,000,000	15,313,996
	IDR	5.63%	05/15/23	50,290,000,000	3,223,447
	IDR	8.38%	03/15/24	109,132,000,000	7,779,065
	IDR	11.00%	09/15/25	86,142,000,000	6,950,143
	IDR	8.38%	09/15/26	76,866,000,000	5,479,104
	IDR	7.00%	05/15/27	46,200,000,000	3,036,392
	IDR	6.13%	05/15/28	167,622,000,000	10,360,276
	IDR	9.00%	03/15/29	138,792,000,000	10,276,576
	IDR	8.75%	05/15/31	11,100,000,000	807,131
	IDR	8.25%	06/15/32	302,000,000,000	21,062,402
	IDR	7.50%	08/15/32	29,300,000,000	1,933,872
	IDR	6.63%	05/15/33	151,142,000,000	9,246,583

38	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
Republic of Indonesia: (continued)
	IDR	8.38%	03/15/34	173,798,000,000	$12,212,340
	IDR	8.25%	05/15/36	2,900,000,000	202,255
	IDR	7.50%	05/15/38	132,550,000,000	8,618,878
					116,502,460

Mexico - 4.74%
Mexican Bonos:
	MXN	8.00%	12/07/23	168,200,000	7,953,129
	MXN	7.50%	06/03/27	223,830,000	9,939,280
	MXN	7.75%	05/29/31	191,405,000	8,276,994
	MXN	7.75%	11/23/34	121,616,000	5,104,584
	MXN	10.00%	11/20/36	47,726,000	2,430,270
	MXN	7.75%	11/13/42	114,450,000	4,616,837
United Mexican States	USD	3.75%	01/11/28	11,090,000	10,273,499
					48,594,593

Peru - 0.79%
Republic of Peru:
	PEN	6.35%	08/12/28	6,300,000	1,957,340	(3)
	PEN	6.95%	08/12/31	18,987,000	6,102,426	(3)
					8,059,766

Poland - 10.61%
Republic of Poland:
	PLN	0.00%	07/25/20	84,700,000	21,810,641	(4)
	PLN	2.00%	04/25/21	36,250,000	9,627,143
	PLN	1.75%	07/25/21	72,380,000	19,086,860
	PLN	3.25%	07/25/25	44,820,000	12,235,352
	PLN	2.50%	07/25/27	17,660,000	4,501,413
	PLN	2.75%	04/25/28	161,150,000	41,509,622
					108,771,031

Russia - 11.58%
Russian Federation:
	RUB	6.80%	12/11/19	803,740,000	11,900,150
	RUB	6.40%	05/27/20	729,137,000	10,681,313
	RUB	7.60%	04/14/21	713,800,000	10,595,136
	RUB	7.50%	08/18/21	111,490,000	1,644,061
	RUB	7.40%	12/07/22	590,570,000	8,598,523
	RUB	7.00%	08/16/23	270,143,000	3,848,530
	RUB	7.75%	09/16/26	1,306,560,000	18,711,109
	RUB	8.15%	02/03/27	899,971,000	13,157,039
	RUB	7.05%	01/19/28	1,207,038,000	16,367,075
	RUB	8.50%	09/17/31	1,176,492,000	17,445,445
	RUB	7.70%	03/23/33	415,400,000	5,753,600
					118,701,981

South Africa - 11.10%
Republic of South Africa:
	ZAR	7.75%	02/28/23	284,660,000	20,185,812
	ZAR	10.50%	12/21/26	231,030,000	18,140,531
	ZAR	7.00%	02/28/31	333,750,000	19,793,825
	ZAR	6.25%	03/31/36	581,803,000	30,033,100
	ZAR	6.50%	02/28/41	165,140,000	8,356,228
	ZAR	8.75%	02/28/48	267,804,410	17,302,663
					113,812,159

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	39

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Thailand - 4.55%
Thailand Government:
	THB	2.55%	06/26/20	88,620,000	$2,724,333
	THB	1.20%	07/14/21	252,519,568	7,631,230
	THB	3.85%	12/12/25	145,750,000	4,811,068
	THB	3.58%	12/17/27	163,330,000	5,311,360
	THB	2.88%	12/17/28	582,934,000	17,997,085
	THB	3.78%	06/25/32	156,920,000	5,160,462
	THB	4.68%	06/29/44	78,759,000	3,009,019
					46,644,557

Turkey - 5.66%
European Bank for Reconstruction & Development	TRY	28.50%	07/10/19	14,420,000	2,855,635
Inter-American Development Bank	TRY	25.00%	09/28/20	47,871,000	9,785,001
Republic of Turkey:
	TRY	7.40%	02/05/20	37,290,000	6,304,399
	TRY	9.40%	07/08/20	14,910,000	2,493,579
	TRY	10.70%	02/17/21	10,930,000	1,805,945
	TRY	9.20%	09/22/21	3,613,225	568,594
	TRY	11.00%	03/02/22	12,230,000	1,966,792
	TRY	10.70%	08/17/22	20,300,000	3,200,345
	TRY	12.20%	01/18/23	59,180,000	9,795,232
	TRY	7.10%	03/08/23	27,463,000	3,718,619
	TRY	10.40%	03/20/24	16,856,600	2,534,633
	TRY	9.00%	07/24/24	4,214,850	594,153
	TRY	11.00%	02/24/27	48,169,000	7,048,897
	TRY	10.50%	08/11/27	38,390,000	5,408,027
					58,079,851

Ukraine - 0.54%
Ukraine Government	USD	0.00%	05/31/40	9,794,000	5,484,150	(5)

Uruguay - 0.70%
Oriental Republic of Uruguay:
	UYU	9.88%	06/20/22	65,880,000	2,021,032	(2)
	UYU	9.88%	06/20/22	83,838,000	2,571,939	(3)
	UYU	8.50%	03/15/28	98,390,000	2,610,086	(3)
					7,203,057

TOTAL SOVEREIGN DEBT OBLIGATIONS					799,748,657
(Cost $897,581,302)

CORPORATE BONDS - 6.36%
Brazil - 0.50%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	20,035,000	5,180,942	(3)

Kazakhstan - 0.15%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	654,250,000	1,529,502	(3)

Mexico - 5.71%
America Movil SAB de CV	MXN	6.00%	06/09/19	371,230,000	17,919,628
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	524,254,300	20,593,345	(2)
	MXN	7.47%	11/12/26	520,590,000	20,031,065
					58,544,038

TOTAL CORPORATE BONDS					65,254,482
(Cost $83,447,914)

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 5.58%
Money Market Mutual Funds - 5.58%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.34%	N/A	57,180,336	$57,180,336

TOTAL SHORT TERM INVESTMENTS					57,180,336
(Cost $57,177,374)

Total Investments - 89.95%					922,183,475
(Cost $1,038,206,590)
Other Assets In Excess of Liabilities - 10.05%					103,003,899	(6)

Net Assets - 100.00%					$1,025,187,374

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS	-	Argentine Peso
BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EUR	-	Euro Currency
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguay Peso
ZAR	-	South African Rand

(1)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2018.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2018, the aggregate market value of those securities was $33,060,196, which represents approximately 3.22% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,952,235, which represents approximately 1.95% of net assets as of November 30, 2018.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(6)	Includes cash which is being held as collateral for forward foreign currency contracts and interest rate swap contracts.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	41

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2018 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2018	Fund Delivering	U.S. $ Value at November 30, 2018	Unrealized Appreciation/ (Depreciation)
Barclays	12/07/18	MXN	26,020,979	USD	26,003,357	$17,622
Citigroup Global Markets	12/21/18	ARS	3,879,515	USD	3,818,183	61,332
Goldman Sachs & Co.	12/21/19	CLP	13,228,698	USD	12,922,591	306,107
Goldman Sachs & Co.	12/07/19	ZAR	10,422,261	USD	10,027,056	395,205
J.P. Morgan Chase & Co.	12/12/18	ARS	9,436,769	USD	8,816,131	620,638
J.P. Morgan Chase & Co.	12/21/18	ARS	5,138,169	USD	5,069,841	68,328
J.P. Morgan Chase & Co.	02/24/19	BRL	5,310,272	USD	5,302,615	7,657
J.P. Morgan Chase & Co.	12/21/19	CLP	7,222,502	USD	7,056,095	166,407
J.P. Morgan Chase & Co.	12/07/19	COP	14,076,808	USD	14,065,902	10,906
J.P. Morgan Chase & Co.	01/31/19	IDR	5,297,641	USD	5,235,205	62,436
J.P. Morgan Chase & Co.	12/21/18	TRY	1,636,241	USD	1,611,377	24,865
Citigroup Global Markets	12/21/18	USD	7,675,648	MXN	7,662,890	12,758
Citigroup Global Markets	01/28/19	USD	7,271,650	PEN	7,271,043	607
Goldman Sachs & Co.	12/21/18	USD	9,958,887	MXN	9,947,605	11,282
Goldman Sachs & Co.	12/07/18	USD	8,589,557	RUB	8,432,037	157,520
J.P. Morgan Chase & Co.	12/21/18	USD	8,955,545	MXN	8,939,520	16,025
J.P. Morgan Chase & Co.	01/28/19	USD	638,298	PEN	638,000	298
J.P. Morgan Chase & Co.	12/07/18	USD	12,217,635	RUB	12,000,908	216,727
J.P. Morgan Chase & Co.	12/14/18	USD	12,705,501	THB	12,691,109	14,392
						$2,171,112

Citigroup Global Markets	01/16/19	ARS	2,765,280	USD	2,837,811	$(72,531)
Citigroup Global Markets	01/24/19	ARS	3,703,071	USD	3,790,898	(87,827)
J.P. Morgan Chase & Co.	01/24/19	ARS	4,126,755	USD	4,231,048	(104,293)
Goldman Sachs & Co.	01/03/19	BRL	36,687,392	USD	36,697,815	(10,423)
Citigroup Global Markets	01/30/19	CZK	5,099,010	USD	5,107,494	(8,485)
J.P. Morgan Chase & Co.	01/30/19	CZK	9,056,241	USD	9,072,940	(16,699)
Goldman Sachs & Co.	01/30/19	CZK	11,390,075	USD	11,413,080	(23,005)
J.P. Morgan Chase & Co.	12/14/18	HUF	2,684,803	USD	2,710,655	(25,852)
Goldman Sachs & Co.	12/14/18	HUF	15,785,572	USD	15,934,472	(148,900)
Citigroup Global Markets	12/14/19	PLN	5,585,325	USD	5,591,439	(6,114)
Goldman Sachs & Co.	12/14/19	PLN	13,702,242	USD	13,713,656	(11,414)
J.P. Morgan Chase & Co.	12/14/18	USD	318,809	THB	319,333	(524)
J.P. Morgan Chase & Co.	12/21/18	USD	2,023,462	TRY	2,088,848	(65,386)
						$(581,453)

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

November 30, 2018 (Unaudited)

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount***	Currency	Fixed Rate	Value	Unrealized Appreciation/ (Depreciation)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	79,845,000	ZAR	7.315%	$(84,358)	$(84,358)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	4,851,000	ZAR	7.285%	(5,515)	(5,515)
							$(89,873)	$(89,873)

*	Interest rate swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

CROSS CURRENCY SWAP CONTRACTS (OVER THE COUNTER)

	Fund Receives		Fund Pays						Unrealized
Notional Amount	Notional Currency	Fixed Rate	Notional Amount	Notional Currency	Fixed Rate	Expiration Date	Counterparty	Value	Appreciation/ (Depreciation)
218,593,900	MXN	8.670%	11,090,507	USD	3.750%	1/11/2028	Goldman Sachs & Co.	$(1,549,762)	$(1,549,762)

Cross currency swaps pay semi-annually.

See Notes to Financial Statements

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	43

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 2.43%
Argentina - 1.19%
Provincia de Buenos Aires	USD	7.88%	06/15/27	200,000	$154,478	(1)

Bahrain - 0.49%
Kingdom of Bahrain:
	USD	7.00%	10/12/28	33,000	32,464	(1)
	USD	7.50%	09/20/47	34,000	31,875	(1)
					64,339

Turkey - 0.75%
Republic of Turkey	USD	7.38%	02/05/25	99,000	98,196

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $371,112)					317,013

CORPORATE BONDS - 92.39%
Argentina - 5.72%
Cablevision SA	USD	6.50%	06/15/21	99,000	97,267	(2)
Pampa Energia SA:
	USD	7.38%	07/21/23	195,000	180,863	(1)
	USD	7.50%	01/24/27	89,000	77,986	(1)
Rio Energy SA	USD	6.88%	02/01/25	203,000	161,161	(1)
Transportadora de Gas del Sur SA	USD	6.75%	05/02/25	69,000	64,429	(1)
YPF SA	USD	8.50%	07/28/25	174,000	164,952	(1)
					746,658

Brazil - 8.67%
Adecoagro SA	USD	6.00%	09/21/27	94,000	80,957	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	44,000	44,990	(1)(3)(4)
BRF GmbH	USD	4.35%	09/29/26	112,000	95,760	(1)
Cosan, Ltd.	USD	5.95%	09/20/24	41,000	39,565	(1)
ESAL GmbH	USD	6.25%	02/05/23	142,000	140,048	(1)
Gol Finance, Inc.	USD	7.00%	01/31/25	226,000	200,575	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	34,000	31,977	(1)(3)(4)
JSL Europe SA	USD	7.75%	07/26/24	83,000	77,405	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	166,000	152,720	(1)
Petrobras Global Finance BV:
	USD	6.25%	03/17/24	51,000	51,765
	USD	8.75%	05/23/26	81,000	91,247
Rumo Luxembourg Sarl	USD	5.88%	01/18/25	132,000	125,400	(1)
					1,132,409

Chile - 2.60%
Colbun SA	USD	4.50%	07/10/24	69,000	67,102	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	57,519	55,146	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.75%	08/01/26	11,000	10,242	(1)
Geopark, Ltd.	USD	6.50%	09/21/24	162,000	155,722	(1)
VTR Finance BV	USD	6.88%	01/15/24	50,000	50,938	(1)
					339,150

China - 5.00%
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	200,000	187,535	(4)
Country Garden Holdings Co., Ltd.	USD	4.75%	07/25/22	200,000	176,913
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	161,000	136,079	(2)

44	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China (continued)
Industrial & Commercial Bank of China, Ltd.	USD	6.00%	Perpetual	151,000	$152,891	(2)(4)
					653,418

Colombia - 6.05%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	133,000	130,034	(1)
Banco de Bogota SA	USD	6.25%	05/12/26	17,000	17,138	(1)
Bancolombia SA	USD	4.88%	10/18/27	62,000	59,520
Ecopetrol SA:
	USD	5.88%	09/18/23	45,000	46,913
	USD	5.38%	06/26/26	58,000	57,652
	USD	7.38%	09/18/43	76,000	82,460
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	231,000	217,440	(1)
Millicom International Cellular SA:
	USD	6.63%	10/15/26	104,000	105,300	(1)
	USD	5.13%	01/15/28	49,000	43,488	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	30,000	29,661	(1)
					789,606

Ghana - 2.48%
Tullow Oil PLC:
	USD	6.25%	04/15/22	272,000	261,630	(1)
	USD	6.25%	04/15/22	64,000	61,560	(2)
					323,190

Guatemala - 0.32%
Energuate Trust	USD	5.88%	05/03/27	44,000	41,511	(1)

Hong Kong - 2.44%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	339,000	318,062	(1)(3)(4)

India - 4.94%
ABJA Investment Co. Pte, Ltd.	USD	5.45%	01/24/28	200,000	172,500
Greenko Dutch BV:
	USD	4.88%	07/24/22	135,000	126,900	(1)
	USD	5.25%	07/24/24	54,000	48,802	(1)
Vedanta Resources PLC:
	USD	6.00%	01/31/19	66,000	66,165	(1)
	USD	6.38%	07/30/22	130,000	119,762	(1)
	USD	7.13%	05/31/23	76,000	70,039	(1)
	USD	6.13%	08/09/24	47,000	40,397	(1)
					644,565

Indonesia - 6.38%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	40,000	39,827	(1)
Indo Energy Finance II BV	USD	6.38%	01/24/23	308,000	292,600	(2)
Listrindo Capital BV	USD	4.95%	09/14/26	149,000	133,270	(1)
Minejesa Capital BV:
	USD	4.63%	08/10/30	155,000	136,981	(1)
	USD	5.63%	08/10/37	104,000	89,570	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
		6.50% Cash +
	USD	1.00% PIK	12/11/22	81,426	81,019	(3)(5)
	USD	8.00% PIK	12/11/22	64,144	59,314	(5)
					832,581

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	45

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Jamaica - 0.57%
Digicel Group, Ltd.:
	USD	8.25%	09/30/20	41,000	$27,572	(1)
	USD	7.13%	04/01/22	24,000	13,740	(1)
	USD	7.13%	04/01/22	59,000	33,778	(2)
					75,090

Kazakhstan - 1.58%
Nostrum Oil & Gas Finance BV:
	USD	8.00%	07/25/22	166,000	123,047	(1)
	USD	7.00%	02/16/25	122,000	83,192	(1)
					206,239

Macau - 3.99%
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	104,000	92,909	(1)
Sands China, Ltd.	USD	5.13%	08/08/25	134,000	131,242	(1)
Studio City Co., Ltd.:
	USD	8.50%	12/01/20	147,000	146,081	(2)
	USD	7.25%	11/30/21	51,000	51,956	(1)
Wynn Macau, Ltd.	USD	5.50%	10/01/27	111,000	99,022	(1)
					521,210

Malaysia - 2.94%
Axiata SPV2 Bhd	USD	4.36%	03/24/26	200,000	197,417
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	186,197
					383,614

Mexico - 6.20%
Alfa SAB de CV	USD	5.25%	03/25/24	16,000	15,540	(1)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	197,000	182,964	(1)
Cemex SAB de CV:
	USD	5.70%	01/11/25	66,000	62,733	(1)
	USD	7.75%	04/16/26	60,000	62,946	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	148,050	137,872	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	110,000	103,950	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	56,301	53,768	(1)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	117,000	109,687	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	75,000	80,696
					810,156

Morocco - 1.16%
OCP SA:
	USD	5.63%	04/25/24	21,000	21,158	(1)
	USD	4.50%	10/22/25	139,000	130,486	(1)
					151,644

Nigeria - 1.01%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	131,000	132,310	(1)

Oman - 0.45%
Oztel Holdings SPC, Ltd.	USD	6.63%	04/24/28	61,000	58,179	(1)

Panama - 1.51%
C&W Senior Financing DAC	USD	7.50%	10/15/26	202,000	196,950	(1)

Peru - 3.34%
BBVA Banco Continental SA	USD	5.00%	08/26/22	51,000	51,956	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	87,000	84,390	(1)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	118,000	110,478	(1)

46	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Peru (continued)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	97,000	$93,896	(1)
	USD	4.13%	08/16/27	105,000	94,959	(1)
					435,679

Philippines - 1.42%
Royal Capital BV	USD	4.88%	Perpetual	200,000	185,882	(4)

Russia - 1.45%
VEON Holdings BV	USD	4.95%	06/16/24	200,000	189,750	(2)

Saudi Arabia - 1.96%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	241,000	225,335	(1)
Saudi Electricity Global Sukuk Co. 2	USD	5.06%	04/08/43	32,000	29,960	(1)
					255,295

South Africa - 0.76%
Myriad International Holdings BV	USD	5.50%	07/21/25	99,000	99,371	(1)

South Korea - 2.30%
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	316,000	300,565	(2)

Thailand - 3.15%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	410,000	411,435	(1)(3)(4)

Turkey - 3.33%
Akbank Turk AS:
	USD	6.80%	04/27/28	21,000	16,826	(1)
	USD	6.80%	04/27/28	200,000	160,250	(2)
Turkiye Is Bankasi AS	USD	5.00%	04/30/20	129,000	123,195	(1)
Vakifbank Vakbn	USD	5.63%	05/30/22	152,000	134,900	(1)
					435,171

Ukraine - 5.98%
Metinvest BV	USD	7.75%	04/23/23	435,000	395,306	(1)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	200,000	189,900	(2)(6)
Ukraine Railways Via Shortline PLC	USD	9.88%	09/15/21	200,000	196,077	(2)
					781,283

United Arab Emirates - 4.69%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	69,000	63,998	(1)
	USD	4.60%	11/02/47	343,000	321,777	(1)
MAF Global Securities, Ltd.	USD	5.50%	Perpetual	239,000	226,751	(4)
					612,526

TOTAL CORPORATE BONDS					12,063,499
(Cost $12,699,618)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 3.90%
Money Market Mutual Funds - 3.90%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.34%	N/A	509,482	$509,482

TOTAL SHORT TERM INVESTMENTS					509,482
(Cost $509,474)

Total Investments - 98.72%					12,889,994
(Cost $13,580,204)
Other Assets In Excess of Liabilities - 1.28%					166,531

Net Assets - 100.00%					$13,056,525

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,381,737, which represents approximately 64.20% of net assets as of November 30, 2018.

(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2018, the aggregate market value of those securities was $1,956,798, which represents approximately 14.99% of net assets.

(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(5)	Payment-in-kind securities.

(6)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2018.

See Notes to Financial Statements

48	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 12.32%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	$25,218	(1)
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	120,270	125,870
Series 2016	USD	12M US L + 1.55%	09/01/46	158,831	157,938	(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	25,794	25,503	(1)(2)
Ford Credit Auto Owner Trust, Series 2018-1	USD	3.19%	01/15/25	25,000	24,308	(1)
Freddie Mac Non Gold Pool:
Series 2012	USD	12M US L + 1.65%	12/01/42	104,026	104,485	(2)
Series 2015	USD	12M US L + 1.63%	07/01/45	79,367	78,519	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	61,827	58,708
Series 2016-SC01	USD	3.50%	07/25/46	94,489	91,573

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	75,000	75,069
Series 2007-LDPX	USD	5.46%	01/15/49	7,314	7,327	(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,280	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	87,556	86,120	(1)(3)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1M US L + 0.34%	11/26/35	25,897	25,900	(1)(2)
Series 2012-6	USD	1M US L + 0.33%	01/26/36	15,787	15,596	(1)(2)
Series 2012-6	USD	1M US L + 0.23%	08/26/36	10,459	10,485	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	25,000	24,714	(1)
Towd Point Mortgage Trust:
Series 2016-3	USD	2.25%	04/25/56	76,525	74,921	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	32,797	32,009	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	56,316	56,340	(1)(2)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	43,006	42,586	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,242,469
(Cost $1,260,040)

CORPORATE BONDS - 40.95%
Aerospace/Defense - 0.68%
Northrop Grumman Corp.:
	USD	2.93%	01/15/25	25,000	23,628
	USD	4.03%	10/15/47	50,000	44,934
					68,562

Automotive - 1.62%
Ford Motor Credit Co. LLC, Series GMTN	USD	4.39%	01/08/26	75,000	67,697
General Motors Financial Co. Inc.	USD	4.35%	04/09/25	50,000	47,542
Hyundai Capital America:
	USD	3.00%	10/30/20	25,000	24,617	(1)
	USD	3.25%	09/20/22	25,000	24,212	(1)
					164,068

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	49

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Banking - 9.83%
Bank of America Corp.:
	USD	3M US L + 0.37%	01/23/22	100,000	$98,010	(2)
Series L	USD	3.95%	04/21/25	25,000	24,181
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	69,386
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	122,955
Credit Suisse Group AG	USD	3.57%	01/09/23	50,000	48,660	(1)
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	45,920
Goldman Sachs Group, Inc.	USD	3M US L + 0.99%	07/24/23	100,000	95,519	(2)
HSBC Holdings PLC	USD	3.95%	05/18/24	50,000	49,333
Intesa Sanpaolo SpA	USD	3.88%	07/14/27	125,000	102,106	(1)
JPMorgan Chase & Co.	USD	3.88%	09/10/24	50,000	48,986
Mizuho Financial Group, Inc.	USD	2.63%	04/12/21	75,000	73,270	(1)
Standard Chartered PLC	USD	3M US L + 1.15%	01/20/23	75,000	74,500	(1)(2)
Synchrony Financial	USD	3.70%	08/04/26	50,000	42,648
Synovus Financial Corp.	USD	3.13%	11/01/22	25,000	23,594
UBS Group Funding Switzerland AG	USD	2.65%	02/01/22	75,000	72,158	(1)
					991,226

Building Products - 0.41%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	40,975

Chemicals - 0.50%
DowDuPont, Inc.	USD	3.77%	11/15/20	50,000	50,261

Drillers/Services - 0.24%
Halliburton Co.	USD	5.00%	11/15/45	25,000	24,164

Electric - 3.49%
Berkshire Hathaway Energy Co.	USD	4.45%	01/15/49	50,000	47,746	(1)
DTE Energy Co., Series C	USD	3.50%	06/01/24	50,000	48,697
Electricite de France SA	USD	5.00%	09/21/48	100,000	89,363	(1)
Enel Finance International NV	USD	2.88%	05/25/22	50,000	46,758	(1)
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	48,144
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	48,308
NSTAR Electric Co.	USD	3.20%	05/15/27	25,000	23,726
					352,742

Exploration & Production - 1.42%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	25,000	26,644
Apache Corp.	USD	5.10%	09/01/40	50,000	44,876
Concho Resources, Inc.	USD	4.30%	08/15/28	50,000	48,415
Eni SpA, Series X-R	USD	4.00%	09/12/23	25,000	24,394	(1)
					144,329

Food and Beverage - 1.29%
Dr Pepper Snapple Group, Inc.	USD	3.43%	06/15/27	60,000	54,464
Kraft Heinz Foods Co.	USD	4.88%	02/15/25	75,000	75,323	(1)
					129,787

Gas Distributors - 0.41%
Sempra Energy	USD	4.00%	02/01/48	50,000	41,460

Gas Pipelines - 2.90%
Boardwalk Pipelines LP	USD	4.95%	12/15/24	50,000	50,702
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	49,587

50	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gas Pipelines (continued)
Dominion Energy, Inc.	USD	2.58%	07/01/20	50,000	$49,190
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	47,632
Sabine Pass Liquefaction LLC	USD	5.88%	06/30/26	50,000	52,730
Western Gas Partners LP	USD	5.45%	04/01/44	50,000	43,558
					293,399

Healthcare - 0.71%
Cardinal Health, Inc.	USD	3.41%	06/15/27	25,000	22,578
CVS Health Corp.:
	USD	4.10%	03/25/25	25,000	24,657
	USD	4.30%	03/25/28	25,000	24,398
					71,633

Leisure - 0.48%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	48,943

Life Insurance - 0.93%
American International Group, Inc.	USD	3.88%	01/15/35	50,000	42,976
Nippon Life Insurance Co.	USD	5.10%	10/16/44	50,000	50,250	(1)
					93,226

Media Cable - 1.44%
Charter Communications Operating LLC / Charter
Communications Operating Capital	USD	6.48%	10/23/45	50,000	50,183
Comcast Corp.	USD	4.70%	10/15/48	50,000	48,908
Cox Communications, Inc.	USD	3.50%	08/15/27	50,000	46,017	(1)
					145,108

Media Other - 0.72%
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	24,742
Omnicom Group, Inc.	USD	3.65%	11/01/24	50,000	48,099
					72,841

Metals/Mining/Steel - 0.72%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	45,116	(1)
Newmont Mining Corp.	USD	6.25%	10/01/39	25,000	26,976
					72,092

Non Captive Finance - 1.14%
Air Lease Corp.	USD	3.63%	12/01/27	75,000	65,459
GATX Corp.	USD	4.55%	11/07/28	50,000	49,057
					114,516

Pharmaceuticals - 0.92%
Allergan PLC	USD	4.55%	03/15/35	25,000	23,324
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	75,000	69,682
					93,006

Real Estate Investment Trust (REITs) - 2.44%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	47,314
Digital Realty Trust LP	USD	4.75%	10/01/25	50,000	51,243
Kimco Realty Corp.	USD	3.20%	05/01/21	50,000	49,283
SITE Centers Corp.	USD	4.25%	02/01/26	50,000	48,321

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	51

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Real Estate Investment Trust (REITs) (continued)
Welltower, Inc.	USD	3.95%	09/01/23	50,000	$49,737
					245,898

Refining - 0.46%
Marathon Petroleum Corp.	USD	3.80%	04/01/28	50,000	46,063	(1)

Restaurants - 0.47%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	46,949

Retail Food/Drug - 0.22%
Kroger Co.	USD	4.45%	02/01/47	25,000	21,755

Retail Non Food/Drug - 0.48%
Dollar Tree, Inc.	USD	3.70%	05/15/23	50,000	48,753

Services - Other - 0.90%
Alibaba Group Holding, Ltd.	USD	4.00%	12/06/37	50,000	43,839
Amazon.com, Inc.	USD	4.05%	08/22/47	50,000	47,175
					91,014

Technology - 2.35%
Baidu, Inc.	USD	3.88%	09/29/23	50,000	49,386
Broadcom Corp. / Broadcom Cayman Finance, Ltd.	USD	3.63%	01/15/24	50,000	47,343
Microsoft Corp.	USD	3.45%	08/08/36	25,000	23,157
Oracle Corp.	USD	3.85%	07/15/36	25,000	23,320
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	46,252	(1)
Xilinx, Inc.	USD	2.95%	06/01/24	50,000	47,280
					236,738

Transportation - Non Air/Rail - 0.74%
Ryder System, Inc.	USD	3.88%	12/01/23	75,000	74,862

Transportation Non Air/Rail - 0.44%
FedEx Corp.	USD	4.40%	01/15/47	50,000	44,549

Wireless - 1.15%
Crown Castle International Corp.	USD	3.20%	09/01/24	50,000	47,059
Vodafone Group PLC	USD	5.00%	05/30/38	75,000	69,032
					116,091

Wirelines - 1.45%
British Telecommunications PLC	USD	4.50%	12/04/23	50,000	50,101
TELUS Corp.	USD	4.60%	11/16/48	50,000	47,787
Verizon Communications, Inc.	USD	3.38%	02/15/25	50,000	48,187
					146,075

TOTAL CORPORATE BONDS					4,131,085
(Cost $4,338,033)

U.S. TREASURY BONDS/NOTES - 23.12%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	48,998
	USD	2.50%	02/15/46	225,000	192,331

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Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
U.S. TREASURY BONDS/NOTES (continued)
U.S. Treasury Notes:
	USD	1.38%	09/30/20	400,000	$389,883
	USD	2.00%	11/15/21	625,000	610,742
	USD	2.63%	02/28/23	325,000	322,233
	USD	2.75%	02/15/24	250,000	248,569
	USD	2.00%	08/15/25	550,000	519,342

TOTAL U.S. TREASURY BONDS/NOTES					2,332,098
(Cost $2,434,843)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 21.46%
FGLMC TBA:
	USD	3.00%	12/13/18	175,000	166,790	(4)
	USD	3.50%	12/13/18	425,000	416,790	(4)
	USD	4.00%	12/13/18	250,000	251,497	(4)
	USD	4.50%	12/13/18	175,000	179,997	(4)
FNMA TBA:
	USD	2.50%	12/13/18	100,000	96,465	(4)
	USD	3.00%	12/13/18	100,000	98,705	(4)
	USD	3.00%	12/13/18	275,000	262,163	(4)
	USD	3.50%	12/13/18	50,000	50,149	(4)
	USD	3.50%	12/13/18	450,000	441,378	(4)
	USD	4.00%	12/13/18	200,000	201,180	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,165,114
(Cost $2,141,789)

SHORT TERM INVESTMENTS - 0.81%
Money Market Mutual Funds - 0.81%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.34%	N/A	81,294	81,294

TOTAL SHORT TERM INVESTMENTS					81,294
(Cost $81,249)

Total Investments - 98.66%					9,952,060
(Cost $10,255,954)
Other Assets in Excess of Liabilities - 1.34%					134,888

Net Assets - 100.00%					$10,086,948

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of November 30, 2018 was 2.35%

3M US L - 3 Month LIBOR as of November 30, 2018 was 2.74%

12M US L - 12 Month LIBOR as of November 30, 2018 was 2.89%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	53

Stone Harbor Investment Grade Fund	Statements of Investments

November 30, 2018 (Unaudited)

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,479,785, which represents approximately 14.67% of net assets as of November 30, 2018.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2018.
(4)	Investment purchased on a delayed delivery basis.

See Notes to Financial Statements.

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Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 97.38%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	184,881	$1,554,848	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	660,315	6,081,500	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,204,570	9,275,190	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,025,909	10,074,430	(1)
Stone Harbor Local Markets Fund	USD	N/A	373,329	3,027,700	(1)
				30,013,668

TOTAL OPEN-END FUNDS				30,013,668
(Cost $32,319,670)

SHORT TERM INVESTMENTS - 0.83%
Money Market Mutual Funds - 0.83%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.34%	256,478	256,478

TOTAL SHORT TERM INVESTMENTS				256,478
(Cost $256,445)

Total Investments - 98.21%				30,270,146
(Cost $32,576,115)
Other Assets In Excess of Liabilities - 1.79%				551,998	(2)

Net Assets - 100.00%				$30,822,144

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
MXN	-	Mexican Peso
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for forward foreign currency contracts, futures contracts and credit default swap contracts.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	55

Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2018 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2018	Fund Delivering	U.S. $ Value at November 30, 2018	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	12/14/19	EUR	158,666	USD	157,648	$1,018
Goldman Sachs & Co.	12/31/18	EUR	158,960	USD	158,236	724
J.P. Morgan Chase & Co.	12/24/18	AUD	153,544	USD	152,183	1,361
Citigroup Global Markets	01/11/19	USD	232,272	EUR	230,383	1,889
Citigroup Global Markets	01/11/19	USD	103,453	GBP	102,186	1,267
J.P. Morgan Chase & Co.	12/31/18	USD	159,573	EUR	158,960	613
J.P. Morgan Chase & Co.	12/14/19	USD	157,648	EUR	156,378	1,270
J.P. Morgan Chase & Co.	12/14/18	USD	159,585	GBP	158,666	919
						$9,061

J.P. Morgan Chase & Co.	12/14/18	GBP	159,004	USD	159,585	$(581)
Citigroup Global Markets	01/03/19	MXN	151,599	USD	152,403	(804)
						$(1,385)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/ (Depreciation)
Euro-Bond Future	Long	21	EUR	12/06/18	3,392,340	$21,794
Long Gilt Future	Long	10	GBP	3/27/19	1,226,400	8,915
US Ultra T-Bond Future	Long	2	USD	3/20/19	304,812	242
						$30,951

US 10 Yr Note Future	Short	(35)	USD	03/20/19	(4,180,859)	$(9,206)
						$(9,206)

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Stone Harbor Strategic Income Fund	Statements of Investments

November 30, 2018 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at November 30, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation
CDX.NA.HY.31(4)	Intercontinental Exchange	5.000%	USD	12/20/2023	3.891%	2,875,000	$(129,320)	$207,359	$78,039
ITRX EUR XOVER S30 5Y(5)	Intercontinental Exchange	5.000%	EUR	12/20/2023	3.491%	625,000	(47,268)	81,067	33,799
							$(176,588)	$288,426	$111,838

Credit default swaps pay quarterly.

*** The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.
(5)	Based on an index of 75 equally weighted CDS on the most liquid sub-investment grade European corporate entities.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	57

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 99.80%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,600,430	$14,739,959	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,859,036	15,076,781	(1)
				29,816,740

TOTAL OPEN-END FUNDS				29,816,740
(Cost $29,152,234)

Total Investments - 99.80%				29,816,740
(Cost $29,152,234)
Other Assets In Excess of Liabilities - 0.20%				59,854

Net Assets - 100.00%				$29,876,594

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at November 30, 2018	Fund Delivering	U.S. $ Value at November 30, 2018	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	01/11/19	EUR	187,239	USD	186,571	$668
						$668

See Notes to Financial Statements.

58	www.shiplp.com

Stone Harbor 500 Plus Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES- 77.49%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	45,000	$45,392	(1)
Ashford Hospitality Trust, Series 2018-ASHF	USD	1M US L + 0.90%	04/15/20	46,518	46,589	(1)(2)
BBCMS Trust 2018-BXH, Series 2018-BXH	USD	1M US L + 1.00%	10/15/20	100,000	100,263	(1)(2)
CGMS Commercial Mortgage Trust, Series 2017- MDRB	USD	1M US L + 1.10%	07/15/19	51,807	51,640	(1)(2)
CPS Auto Receivables Trust, Series 2018-B	USD	2.72%	12/16/19	32,245	32,149	(1)
DBGS 2018-5BP Mortgage Trust, Series 2018-5BP	USD	1M US L + 0.645%	06/15/20	100,000	99,747	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	36,202	35,794	(1)(2)
Hertz Fleet Lease Funding LP, Series 2017-1	USD	1M US L + 0.65%	04/10/31	19,944	19,980	(1)(2)
Hilton Orlando Trust, Series 2018-ORL	USD	1M US L + 0.77%	12/15/24	25,000	24,977	(1)(2)
Hudsons Bay Simon JV Trust, Series 2015-HBFL	USD	1M US L + 2.55%	08/05/34	100,000	99,892	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	80,000	80,074
Series 2007-LDPX	USD	5.46%	01/15/49	13,165	13,189	(2)
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29	USD	2.92%	06/15/20	43,720	43,476
Mill City Mortgage Loan Trust:
Series 2016-1	USD	2.50%	07/25/23	16,251	15,865	(1)(2)
Series 2017-1	USD	2.75%	11/25/58	65,114	64,151	(1)(2)
MSCG Trust 2018-SELF, Series 2018-SELF	USD	1M US L + 0.90%	10/15/20	25,000	25,018	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,280	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017- NPL2	USD	3.00%	07/25/57	87,556	86,120	(1)(3)
Pretium Mortgage Credit Partners LLC, Series 2018- NPL2	USD	3.70%	03/27/33	80,907	80,322	(1)(3)
RBS Commercial Funding Trust, Series 2013-GSP	USD	3.96%	01/13/24	95,000	95,853	(1)(2)
RBSSP Resecuritization Trust, Series 2012-6	USD	1M US L + 0.33%	01/26/36	47,360	46,788	(1)(2)
RCO V Mortgage LLC, Series 2018-1	USD	4.00%	05/25/23	44,915	44,921	(1)(3)
Santander Drive Auto Receivables Trust, Series 2018-1	USD	4.37%	01/15/22	75,000	73,692	(1)
SLC Student Loan Trust, Series 2004-1	USD	3M US L + 0.16%	05/15/23	40,026	40,008	(2)
SLM Student Loan Trust, Series 2005-3	USD	3M US L + 0.09%	10/25/24	87,857	87,771	(2)
Springleaf Funding Trust, Series 2015-AA	USD	3.16%	05/15/19	23,581	23,567	(1)
TALL Mortgage Trust, Series 2018-TALL	USD	1M US L + 0.971%	03/15/20	100,000	99,890	(1)(2)
Towd Point Mortgage Trust:
Series 2016-2	USD	2.75%	12/25/24	16,209	15,843	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	12,754	12,487	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	22,526	22,536	(1)(2)
VOLT LXI LLC, Series 2017-NPL8	USD	3.13%	06/25/20	47,223	46,930	(1)(3)
VOLT LXIV LLC, Series 2017-NP11	USD	3.38%	10/25/47	66,756	66,321	(1)(3)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	86,012	85,173	(1)(3)
VOLT LXX LLC, Series 2018-NPL6	USD	4.12%	09/25/48	94,920	94,884	(1)(3)
Wells Fargo Commercial Mortgage Trust, Series 2015-BXRP	USD	1M US L + 1.47%	11/15/29	16,995	16,978	(1)(2)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	59

Stone Harbor 500 Plus Fund	Statements of Investments

November 30, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust, Series 2018-B	USD	3.81%	09/15/21	50,000	$50,125

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,987,685
(Cost $1,992,845)

COLLATERALIZED LOAN OBLIGATIONS - 8.26%
LSTAR Securities Investment, Ltd.:
Series 2017-5R	USD	1M US L + 2.50%	05/04/19	122,371	122,371	(1)(2)
Series 2017-9	USD	1M US L + 1.55%	12/01/19	89,517	89,629	(1)(2)

TOTAL COLLATERALIZED LOAN OBLIGATIONS					212,000
(Cost $211,939)

SHORT TERM INVESTMENTS - 8.47%
Money Market Mutual Funds - 8.47%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day Yield)	USD	2.34%	N/A	217,321	217,321

TOTAL SHORT TERM INVESTMENTS					217,321
(Cost $217,307)

Total Investments - 94.22%					2,417,006
(Cost $2,422,091)
Other Assets in Excess of Liabilities - 5.78%					148,214	(4)

Net Assets - 100.00%					$2,565,220

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of November 30, 2018 was 2.35%

3M US L - 3 Month LIBOR as of November 30, 2018 was 2.74%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,885,042, which represents approximately 73.48% of net assets as of November 30, 2018.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2018.
(4)	Includes cash which is being held as collateral for Futures Contracts.

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Stone Harbor 500 Plus Fund	Statements of Investments

November 30, 2018 (Unaudited)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount**	Value and Unrealized Appreciation/ (Depreciation)
S&P 500® Mini Future	Long	18	USD	12/21/18	2,480,850	$(142,850)
US 10 Year Note Future	Short	(3)	USD	03/20/19	(358,359)	(1,207)
						$(144,057)

**	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Financial Statements

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	61

Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2018 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
ASSETS:
Investments, at value(1)	$1,125,398,175	$87,751,018	$922,183,475
Investments in affiliates, at value(2)	–	–	–
Cash	6,112,755	78,157	970,000
Foreign currency, at value (3)	–	–	347,065
Unrealized appreciation on credit default swap contracts	16,999	–	–
Variation margin receivable on credit default swap contracts	–	–	–
Unrealized appreciation on forward foreign currency contracts	1,266,519	–	2,171,112
Deposits with brokers for credit default swap contracts	–	–	–
Deposits with brokers for forward foreign currency contracts	4,660,000	–	–
Cash pledged as collateral for forward commitments	–	–	–
Deposits with brokers for futures contracts	–	–	–
Deposits with brokers for interest rate swap contracts	–	–	372,576
Deposits with brokers for cross currency swap contracts	–	–	230,000
Receivable for investments sold	15,097,017	1,014,307	98,025,828
Receivable for variation margin on future contracts	–	–	–
Receivable for fund shares sold	2,681,535	–	–
Receivable from adviser	–	–	–
Receivable on credit default swap contracts	53,840	–	–
Interest receivable on cross currency swap contracts	–	–	202,124
Interest receivable	21,138,415	1,399,981	20,108,559
Prepaid and other assets	11,266	11,933	17,503
Total Assets	1,176,436,521	90,255,396	1,044,628,242
LIABILITIES:
Payable due to brokers for forward foreign currency contracts	–	–	250,000
Payable for investments purchased	10,681,767	208,981	16,237,298
Payable for fund shares redeemed	2,750,000	–	–
Swap premium received	2,976,277	–	–
Unrealized depreciation on forward foreign currency contracts	306,189	–	581,453
Variation margin payable on interest rate swap contracts	–	–	3,183
Unrealized depreciation on cross currency swap contracts	–	–	1,549,762
Unrealized depreciation on credit default swap contracts	2,004,393	–	–
Variation margin payable on futures contracts	–	–	–
Payable to adviser	577,019	25,392	627,648
Payable to administrator	65,655	18,516	56,126
Other payables	75,111	53,216	135,398
Total Liabilities	19,436,411	306,105	19,440,868
Net Assets	$1,157,000,110	$89,949,291	$1,025,187,374
NET ASSETS CONSIST OF:
Paid-in capital	$1,449,682,086	$116,817,362	$1,379,878,316
Total distributable earnings	(292,681,976)	(26,868,071)	(354,690,942)
Net Assets	$1,157,000,110	$89,949,291	$1,025,187,374
PRICING OF SHARES:
Institutional Class
Net Assets	$1,157,000,110	$89,949,291	$1,025,187,374
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	125,611,290	11,681,794	126,429,766
Net assets value, offering and redemption price per share	$9.21	$7.70	$8.11
(1)Cost of Investments	$1,231,160,442	$90,782,414	$1,038,206,590
(2)Cost of Investments in affiliates	$–	$–	$–
(3)Cost of Investments in foreign cash	$–	$–	$346,806

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Assets and Liabilities

November 30, 2018 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor 500 Plus Fund
$12,889,994	$9,952,060	$256,478	$–	$2,417,006
–	–	30,013,668	29,816,740	–
8,798	2,800	12,725	17,367	14,154
–	–	239,462	–	–
–	–	–	–	–
–	–	7,816	–	–
–	–	9,061	668	–
–	–	148,813	–	–
–	–	–	–	–
–	2,200,000	–	–	–
–	–	100,968	–	123,356
–	–	–	–	–
–	–	–	–	–
33,684	94,381	–	–	–
–	–	–	–	11,070
–	–	500	–	–
11,677	54,606	70,400	57,519	54,084
–	–	–	–	–
–	–	–	–	–
212,601	59,487	373	17	4,290
10,104	7,643	7,767	16,371	1,438
13,166,858	12,370,977	30,868,031	29,908,682	2,625,398

–	–	–	–	–
69,956	2,244,969	11,803	5,000	14,154
–	–	500	–	–
–	–	–	–	–
–	–	1,385	–	–
–	–	–	–	–
–	–	–	–	–
–	–	–	–	–
–	–	807	–	12,628
–	–	–	–	–
3,145	10,103	2,167	1,963	4,583
37,232	28,957	29,225	25,125	28,813
110,333	2,284,029	45,887	32,088	60,178
$13,056,525	$10,086,948	$30,822,144	$29,876,594	$2,565,220

$18,533,121	$10,490,158	$33,859,285	$36,850,610	$2,344,025
(5,476,596)	(403,210)	(3,037,141)	(6,974,016)	221,195
$13,056,525	$10,086,948	$30,822,144	$29,876,594	$2,565,220

$13,056,525	$10,086,948	$30,822,144	$29,876,594	$2,565,220
1,553,148	1,027,015	3,327,669	3,416,664	232,635
$8.41	$9.82	$9.26	$8.74	$11.03
$13,580,204	$10,255,954	$256,445	$–	$2,422,091
$–	$–	$32,319,670	$29,152,234	$–
$–	$–	$240,096	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	63

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2018 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
INVESTMENT INCOME:
Interest(1)	$38,799,854	$2,786,370	$36,142,792
Dividends	542,934	34,376	693,180
Dividends from affiliated investment companies	–	–	–
Total Investment Income	39,342,788	2,820,746	36,835,972
EXPENSES:
Operational:
Investment advisory fee	3,561,266	232,689	3,836,032
Administration fees	316,799	29,163	273,625
Line of credit commitment fee	34,520	883	37,854
Custodian fees	52,947	13,672	264,479
Printing fees	2,237	1,571	2,211
Professional fees	47,834	48,595	48,478
Trustee fees	93,632	7,651	80,309
Transfer agent fees	10,544	10,154	10,488
Registration fees	13,660	9,059	9,264
Insurance fees	17,763	2,188	15,006
Other	39,068	23,690	32,442
Total expenses before waiver/reimbursement	4,190,270	379,315	4,610,188
Less fees waived by investment adviser	–	(76,147)	–
Less expenses reimbursed by investment adviser	–	–	–
Total Net Expenses	4,190,270	303,168	4,610,188
Net Investment Income	35,152,518	2,517,578	32,225,784
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(31,754,522)	(350,880)	(58,534,768)
Investments - affiliated investment companies	–	–	–
Credit default swap contracts	111,343	–	–
Interest rate swap contracts	–	–	290,534
Futures contracts	–	–	–
Forward foreign currency contracts	8,517,128	–	(15,077,044)
Foreign currency transactions	4,959	–	(3,103,789)
Net realized gain/(loss)	(23,121,092)	(350,880)	(76,425,067)
Change in unrealized appreciation/(depreciation) on:
Investments	(65,453,425)	(1,947,975)	(27,511,493)
Affiliated investment companies	–	–	–
Credit default swap contracts	(815,987)	–	–
Interest rate swap contracts	–	–	(47,013)
Cross currency swap contracts	–	–	(917,275)
Futures contracts	–	–	–
Forward foreign currency contracts	(2,022,232)	–	6,327,077
Translation of assets and liabilities denominated in foreign currencies	(21,933)	–	1,395,885
Net change in unrealized depreciation	(68,313,577)	(1,947,975)	(20,752,819)
Net Realized and Unrealized Gain/(Loss)	(91,434,669)	(2,298,855)	(97,177,886)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(56,282,151)	$218,723	$(64,952,102)

(1)Including Foreign Tax Withholding	$16,493	$9,686	$447,259

See Notes to Financial Statements.

64	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations

For the Six Months Ended November 30, 2018 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor 500 Plus Fund
$401,537	$135,223	$–	$–	$41,950
6,599	1,163	2,552	–	2,126
–	–	630,372	496,956	–
408,136	136,386	632,924	496,956	44,076

56,193	18,444	88,809	102,992	5,851
8,168	7,461	13,182	10,669	5,374
526	536	–	–	107
3,118	5,741	11,189	3,724	6,010
1,528	1,291	1,293	2,172	1,509
37,080	28,759	27,165	24,539	28,623
1,055	834	2,586	2,236	193
10,097	10,043	10,076	9,361	10,043
10,604	10,259	10,434	7,631	1,492
176	198	597	417	34
6,006	16,360	3,199	4,343	8,608
134,551	99,926	168,530	168,084	67,844
(56,193)	(18,444)	(88,809)	(102,992)	(5,851)
(11,676)	(54,607)	(70,400)	(57,519)	(54,083)
66,682	26,875	9,321	7,573	7,910
341,454	109,511	623,603	489,383	36,166

(235,656)	(69,066)	10	–	(1,767)
–	–	(356,582)	(262,859)	–
–	–	(193,925)	–	–
–	–	–	–	–
–	–	189,107	–	173,771
–	–	32,603	(9,405)	–
–	–	(4,378)	–	–
(235,656)	(69,066)	(333,165)	(272,264)	172,004

(328,486)	(134,433)	(14)	–	(4,793)
–	–	(856,568)	(1,822,357)	–
–	–	101,724	–	–
–	–	–	–	–
–	–	–	–	–
–	–	(136,079)	–	(119,730)
–	–	2,428	2,674	–

–	–	(185)	–	–
(328,486)	(134,433)	(888,694)	(1,819,683)	(124,523)
(564,142)	(203,499)	(1,221,859)	(2,091,947)	47,481

$(222,688)	$(93,988)	$(598,256)	$(1,602,564)	$83,647

$211	$57	$–	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	65

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund
	For the Six Months Ended November 30, 2018 (Unaudited)	For the Year Ended May 31, 2018
OPERATIONS:
Net investment income	$35,152,518	$69,468,024
Net realized gain/(loss)	(23,121,092)	23,761,734
Net change in unrealized depreciation	(68,313,577)	(90,439,584)
Net increase/(decrease) in net assets resulting from operations	(56,282,151)	2,790,174
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings(1)	(39,194,728)	(73,101,269)
Net decrease in net assets from distributions to shareholders	(39,194,728)	(73,101,269)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	59,024,505	187,084,762
Issued to shareholders in reinvestment of distributions	38,919,637	72,381,762
Cost of shares redeemed	(52,718,447)	(423,675,659)
Net increase/(decrease) in net assets from capital share transactions	45,225,695	(164,209,135)
Net Increase/(Decrease) in Net Assets	(50,251,184)	(234,520,230)
NET ASSETS:
Beginning of period	1,207,251,294	1,441,771,524
End of period	$1,157,000,110	$1,207,251,294 (2)
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	120,839,296	135,994,567
Shares sold	6,100,980	17,603,314
Shares reinvested	4,142,954	6,957,773
Shares redeemed	(5,471,940)	(39,716,358)
Shares outstanding - end of period	125,611,290	120,839,296

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund

For the Six Months Ended November 30, 2018 (Unaudited)	For the Year Ended May 31, 2018	For the Six Months Ended November 30, 2018 (Unaudited)	For the Year Ended May 31, 2018	For the Six Months Ended November 30, 2018 (Unaudited)	For the Year Ended May 31, 2018
$2,517,578	$6,702,694	$32,225,784	$63,818,859	$341,454	$568,608
(350,880)	1,064,771	(76,425,067)	(6,402,171)	(235,656)	291,535
(1,947,975)	(6,291,958)	(20,752,819)	(51,445,510)	(328,486)	(879,348)
218,723	1,475,507	(64,952,102)	5,971,178	(222,688)	(19,205)

(2,675,755)	(7,200,890)	–	(12,203,950)	(353,083)	(565,286)
(2,675,755)	(7,200,890)	–	(12,203,950)	(353,083)	(565,286)

7,760,159	2,685,092	66,831,332	349,583,953	2,037,723	7,107,103
2,430,121	6,248,424	–	11,862,219	353,083	565,286
(20,818,685)	(60,458,154)	(25,030,742)	(297,816,541)	(261,337)	(8,749,817)
(10,628,405)	(51,524,638)	41,800,590	63,629,631	2,129,469	(1,077,428)
(13,085,437)	(57,250,021)	(23,151,512)	57,396,859	1,553,698	(1,661,919)

103,034,728	160,284,749	1,048,338,886	990,942,027	11,502,827	13,164,746
$89,949,291	$103,034,728 (3)	$1,025,187,374	$1,048,338,886 (4)	$13,056,525	$11,502,827 (5)

13,021,383	19,299,361	121,403,860	113,182,642	1,307,685	1,439,886
976,394	328,690	8,025,747	39,322,266	234,132	772,377
311,084	774,939	–	1,328,356	41,462	62,255
(2,627,067)	(7,381,607)	(2,999,841)	(32,429,404)	(30,131)	(966,833)
11,681,794	13,021,383	126,429,766	121,403,860	1,553,148	1,307,685

(1)	The year ended May 31, 2018 total distributions for the Stone Harbor Emerging Markets Fund consisted of Net Investment Income of $(73,101,269), and Net Realized Gains of $-. The year ended May 31, 2018 total distributions for the Stone Harbor High Yield Bond Fund consisted of Net Investment Income of $(7,200,890), and Net Realized Gains of $-. The year ended May 31, 2018 total distributions for the Stone Harbor Local Markets Fund consisted of Net Investment Income of $(12,203,950), and Net Realized Gains of $-. The year ended May 31, 2018 total distributions for the Stone Harbor Emerging Markets Corporate Debt Fund consisted of Net Investment Income of $(565,286), and Net Realized Gains of $-.
(2)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment loss of $5,611,773 for the Stone Harbor Emerging Markets Debt Fund.
(3)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $100,323 for the Stone Harbor High Yield Bond Fund.
(4)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment loss of $17,409,848 for the Stone Harbor Local Markets Fund.
(5)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $20,536 for the Stone Harbor Emerging Markets Corporate Debt Fund.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	67

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Investment Grade Fund

	For the Six Months Ended November 30, 2018 (Unaudited)	For the Year Ended May 31, 2018
OPERATIONS:
Net investment income	$109,511	$233,541
Net realized gain/(loss)	(69,066)	24,374
Net realized gain/(loss) on investments - affiliated investment companies	–	–
Long-term capital gain distributions from other investment companies	–	–
Net change in unrealized depreciation	(134,433)	(328,710)
Net increase/(decrease) in net assets resulting from operations	(93,988)	(70,795)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings(1)	(103,554)	(333,003)
Net decrease in net assets from distributions to shareholders	(103,554)	(333,003)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	–	1,456,368
Issued to shareholders in reinvestment of distributions	103,554	333,003
Cost of shares redeemed	(705,990)	(5,781,714)
Net increase/(decrease) in net assets from capital share transactions	(602,436)	(3,992,343)
Net Increase/(Decrease) in Net Assets	(799,978)	(4,396,141)
NET ASSETS:
Beginning of period	10,886,926	15,283,067
End of period	$10,086,948	$10,886,926 (2)
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	1,087,670	1,472,733
Shares sold	–	141,189
Shares reinvested	10,439	32,546
Shares redeemed	(71,094)	(558,798)
Shares outstanding - end of period	1,027,015	1,087,670

See Notes to Financial Statements.

68	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Strategic Income Fund		Stone Harbor Emerging Markets Debt Allocation Fund		Stone Harbor 500 Plus Fund

For the Six Months Ended November 30, 2018 (Unaudited)	For the Year Ended May 31, 2018	For the Six Months Ended November 30, 2018 (Unaudited)	For the Year Ended May 31, 2018	For the Six Months Ended November 30, 2018 (Unaudited)	For the Year Ended May 31, 2018
$623,603	$1,478,095	$489,383	$941,860	$36,166	$49,731
23,417	(203,494)	(9,405)	(14,332)	172,004	423,093
(356,582)	(326,428)	(262,859)	116,347	–	–
–	56,034	–	–	–	–
(888,694)	(722,457)	(1,819,683)	(1,011,673)	(124,523)	(163,294)
(598,256)	281,750	(1,602,564)	32,202	83,647	309,530

(666,010)	(1,201,893)	–	(986,095)	–	(315,044)
(666,010)	(1,201,893)	–	(986,095)	–	(315,044)

500	2,205,000	6,229,161	5,583,326	–	–
627,329	1,108,938	–	986,095	–	315,044
(1,992,246)	(6,251,885)	(2,908,840)	(5,137,545)	–	–
(1,364,417)	(2,937,947)	3,320,321	1,431,876	–	315,044
(2,628,683)	(3,858,090)	1,717,757	477,983	83,647	309,530

33,450,827	37,308,917	28,158,837	27,680,854	2,481,573	2,172,043
$30,822,144	$33,450,827 (3)	$29,876,594	$28,158,837 (4)	$2,565,220	$2,481,573 (5)

3,470,385	3,770,478	3,045,003	2,897,021	232,635	202,741
54	222,462	704,646	573,307	–	–
66,995	113,322	–	103,364	–	29,894
(209,765)	(635,877)	(332,985)	(528,689)	–	–
3,327,669	3,470,385	3,416,664	3,045,003	232,635	232,635

(1)	The year ended May 31, 2018 total distributions for the Stone Harbor Investment Grade Fund consisted of Net Investment Income of $(223,170), and Net Realized Gains of $(109,833). The year ended May 31, 2018 total distributions for the Stone Harbor Strategic Income Fund consisted of Net Investment Income of $(1,201,893), and Net Realized Gains of $-. The year ended May 31, 2018 total distributions for the Stone Harbor Emerging Markets Debt Allocation Fund consisted of Net Investment Income of $(986,095), and Net Realized Gains of $-. The year ended May 31, 2018 total distributions for the Stone Harbor 500 Plus Fund consisted of Net Investment Income of $(32,542), and Net Realized Gains of $(282,502).
(2)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $– for the Stone Harbor Investment Grade Fund.
(3)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $98,644 for the Stone Harbor Strategic Income Fund.
(4)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $242,872 for the Stone Harbor Emerging Markets Debt Allocation Fund.
(5)	For the year ended May 31, 2018, Net Assets included distributions in excess of net investment income of $22,576 for the Stone Harbor 500 Plus Fund.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	69

Stone Harbor Emerging Markets Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2018 (Unaudited)		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
Net asset value - beginning of period	$9.99		$10.60		$10.07	$10.47	$11.11	$11.34
Income/(loss) from investment operations:
Net investment income(1)	0.29		0.58		0.56	0.77	0.59	0.55
Net realized and unrealized gain/(loss) on investments	(0.75)		(0.56)		0.59	(0.43)	(0.70)	(0.31)
Total income/(loss) from investment operations	(0.46)		0.02		1.15	0.34	(0.11)	0.24

Less distributions to shareholders:
From net investment income	(0.32)		(0.63)		(0.62)	(0.74)	(0.53)	(0.47)
Total distributions	(0.32)		(0.63)		(0.62)	(0.74)	(0.53)	(0.47)
Net Increase/(Decrease) in Net Asset Value	(0.78)		(0.61)		0.53	(0.40)	(0.64)	(0.23)
Net asset value - end of period	$9.21		$9.99		$10.60	$10.07	$10.47	$11.11

Total Return(2)	(4.64)%		0.08%		11.70%	3.70%	(1.01)%	2.45%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,157		$1,207		$1,442	$1,573	$1,936	$2,178
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.71	%(3)	0.71%		0.69%	0.68%	0.68%	0.70%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.71	%(3)(4)	0.71	%(4)	0.69%	0.68%	0.68%	0.70%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.92	%(3)	5.53%		5.37%	7.73%	5.54%	5.21%
Portfolio turnover rate	41%		108%		114%	90%	75%	68%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.
(3)	Annualized.
(4)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

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Stone Harbor High Yield Bond Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2018 (Unaudited)		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015		For the Year Ended May 31, 2014
Net asset value - beginning of period	$7.91		$8.31		$7.91	$8.68	$9.63		$9.83
Income/(loss) from investment operations:
Net investment income(1)	0.22		0.43		0.46	0.49	0.54		0.60
Net realized and unrealized gain/(loss) on investments	(0.20)		(0.36)		0.39	(0.77)	(0.58)		0.13
Total income/(loss) from investment operations	0.02		0.07		0.85	(0.28)	(0.04)		0.73

Less distributions to shareholders:
From net investment income	(0.23)		(0.47)		(0.45)	(0.49)	(0.60)		(0.64)
From net realized gains	–		–		–	–	(0.31)		(0.29)
Total distributions	(0.23)		(0.47)		(0.45)	(0.49)	(0.91)		(0.93)
Net Increase/(Decrease) in Net Asset Value	(0.21)		(0.40)		0.40	(0.77)	(0.95)		(0.20)
Net asset value - end of period	$7.70		$7.91		$8.31	$7.91	$8.68		$9.63

Total Return(2)(3)	0.23%		0.87%		10.97%	(3.03)%	(0.27)%		7.90%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$90		$103		$160	$251	$290		$303
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.82	%(4)	0.77%		0.67%	0.64%	0.62	%(5)	0.62%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.66	%(4)(6)	0.66	%(6)	0.65%	0.64%	0.60	%(5)	0.55%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.41	%(4)	5.25%		5.63%	6.06%	5.98%		6.23%
Portfolio turnover rate	28%		58%		70%	48%	52%		54%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Effective October 1, 2014, the expense limitation rate changed from 0.55% to 0.65%.
(6)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	71

Stone Harbor Local Markets Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2018 (Unaudited)		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
Net asset value - beginning of period	$8.64		$8.76		$7.78	$8.38	$9.96	$10.51
Loss from investment operations:
Net investment income(1)	0.26		0.56		0.56	0.50	0.52	0.53
Net realized and unrealized gain/(loss) on investments	(0.79)		(0.59)		0.42	(1.10)	(1.98)	(0.96)
Total income/(loss) from investment operations	(0.53)		(0.03)		0.98	(0.60)	(1.46)	(0.43)

Less distributions to shareholders:
From net investment income	–		(0.09)		–	–	(0.12)	(0.07)
From net realized gains	–		–		–	–	–	(0.05)
Total distributions	–		(0.09)		–	–	(0.12)	(0.12)
Net Increase/(Decrease) in Net Asset Value	(0.53)		(0.12)		0.98	(0.60)	(1.58)	(0.55)
Net asset value - end of period	$8.11		$8.64		$8.76	$7.78	$8.38	$9.96

Total Return(2)	(6.13)%		(0.33)%		12.60%	(7.16)%	(14.70)%	(4.04)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,025		$1,048		$991	$927	$1,563	$2,491
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.90	%(3)	0.90%		0.89%	0.88%	0.87%	0.88%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.90	%(3)(4)	0.90	%(4)	0.89%	0.88%	0.87%	0.88%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	6.30	%(3)	6.13%		6.76%	6.49%	5.62%	5.41%
Portfolio turnover rate	40%		119%		125%	166%	145%	181%

(1)	Calculated using average shares throughout the period.

(2)	Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.
72	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2018 (Unaudited)		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
Net asset value - beginning of period	$8.80		$9.14		$8.82	$9.11	$9.23	$9.37
Income/(loss) from investment operations:
Net investment income(1)	0.22		0.44		0.41	0.43	0.41	0.41
Net realized and unrealized gain/(loss) on investments	(0.38)		(0.36)		0.32	(0.27)	(0.08)	(0.08)
Total income/(loss) from investment operations	(0.16)		0.08		0.73	0.16	0.33	0.33

Less distributions to shareholders:
From net investment income	(0.23)		(0.42)		(0.41)	(0.45)	(0.45)	(0.47)
Total distributions	(0.23)		(0.42)		(0.41)	(0.45)	(0.45)	(0.47)
Net Increase/(Decrease) in Net Asset Value	(0.39)		(0.34)		0.32	(0.29)	(0.12)	(0.14)
Net asset value - end of period	$8.41		$8.80		$9.14	$8.82	$9.11	$9.23

Total Return(2)(3)	(1.83)%		0.80%		8.43%	1.92%	3.64%	3.80%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13		$12		$13	$17	$24	$26
Ratio of expenses to average net assets without fee waivers/reimbursements	2.03	%(4)	2.19%		1.91%	1.37%	1.40%	1.22%
Ratio of expenses to average net assets with fee waivers/reimbursements	1.01	%(4)(5)	1.01	%(5)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets with fee waivers/reimbursements	5.16	%(4)	4.76%		4.49%	4.93%	4.52%	4.58%
Portfolio turnover rate	24%		115%		72%	127%	62%	78%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	73

Stone Harbor Investment Grade Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2018 (Unaudited)		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014
Net asset value - beginning of period	$10.01		$10.38		$10.40	$10.36	$10.38	$10.00
Loss from investment operations:
Net investment income(1)	0.10		0.20		0.18	0.16	0.13	0.07
Net realized and unrealized gain/(loss) on investments	(0.19)		(0.28)		0.03	0.12	0.07	0.37
Total income/(loss) from investment operations	(0.09)		(0.08)		0.21	0.28	0.20	0.44

Less distributions to shareholders:
From net investment income	(0.10)		(0.20)		(0.19)	(0.15)	(0.14)	(0.06)
From net realized gains	–		(0.09)		(0.04)	(0.09)	(0.08)	–
Total distributions	(0.10)		(0.29)		(0.23)	(0.24)	(0.22)	(0.06)
Net Increase/(Decrease) in Net Asset Value	(0.19)		(0.37)		(0.02)	0.04	(0.02)	0.38
Net asset value - end of period	$9.82		$10.01		$10.38	$10.40	$10.36	$10.38

Total Return(2)(3)	(0.91)%		(0.81)%		2.07%	2.71%	1.94%	4.41%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10		$11		$15	$16	$10	$3
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.90	%(4)	1.79%		1.32%	1.40%	2.07%	4.14	%(4)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.51	%(4)(5)	0.51	%(5)	0.50%	0.50%	0.50%	0.50	%(4)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	2.08	%(4)	1.91%		1.72%	1.57%	1.26%	1.62	%(4)
Portfolio turnover rate	20%		42%		49%	52%	51%	27%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.
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Stone Harbor Strategic Income Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2018 (Unaudited)		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015		For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014
Net asset value - beginning of period	$9.64		$9.90		$9.57		$10.05		$10.44		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.18		0.40		0.38		0.43		0.49		0.15
Net realized and unrealized gain/(loss) on investments	(0.36)		(0.34)		0.31		(0.43)		(0.37)		0.42
Total income/(loss) from investment operations	(0.18)		0.06		0.69		–		0.12		0.57

Less distributions to shareholders:
From net investment income	(0.20)		(0.32)		(0.36)		(0.35)		(0.48)		(0.13)
From net realized gains	–		–		–		(0.13)		(0.03)		–
Total distributions	(0.20)		(0.32)		(0.36)		(0.48)		(0.51)		(0.13)
Net Increase/(Decrease) in Net Asset Value	(0.38)		(0.26)		0.33		(0.48)		(0.39)		0.44
Net asset value - end of period	$9.26		$9.64		$9.90		$9.57		$10.05		$10.44

Total Return(2)(3)	(1.88)%		0.60%		7.34%		0.19%		1.15%		5.73%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31		$33		$37		$36		$34		$11
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.04	%(4)(5)	1.01	%(5)	0.94	%(5)	0.96	%(5)	1.06	%(5)	1.46	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.06	%(4)(5)	0.07	%(5)	0.11	%(5)	0.12	%(5)	0.11	%(5)	0.12	%(4)(5)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	3.86	%(4)(5)	4.03	%(5)	3.89	%(5)	4.46	%(5)	4.88	%(5)	3.38	%(4)(5)
Portfolio turnover rate	6%		29%		20%		26%		8%		0	%(6)

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

(6)	Less than 0.5%.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	75

Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2018 (Unaudited)		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period October 21, 2014 (Commencement of Operations) to May 31, 2015
Net asset value - beginning of period	$9.25		$9.55		$8.90		$9.36		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.15		0.31		0.25		0.32		0.23
Net realized and unrealized gain/(loss) on investments	(0.66)		(0.28)		0.74		(0.52)		(0.70)
Total income/(loss) from investment operations	(0.51)		0.03		0.99		(0.20)		(0.47)

Less distributions to shareholders:
From net investment income	–		(0.33)		(0.34)		(0.26)		(0.17)
Total distributions	–		(0.33)		(0.34)		(0.26)		(0.17)
Net Increase/(Decrease) in Net Asset Value	(0.51)		(0.30)		0.65		(0.46)		(0.64)
Net asset value - end of period	$8.74		$9.25		$9.55		$8.90		$9.36

Total Return(2)(3)	(5.51%)		0.21%		11.51%		(1.96%)		(4.73%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$30		$28		$28		$67		$85
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.14	%(4)(5)	1.19	%(5)	0.98	%(5)	0.87	%(5)	0.97	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.05	%(4)(5)	0.05	%(5)	0.05	%(5)	0.06	%(5)	0.10	%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	3.33	%(4)(5)	3.21	%(5)	2.72	%(5)	3.72	%(5)	3.68	%(4)(5)
Portfolio turnover rate	9%		33%		24%		70%		11%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower in 2015 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

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Stone Harbor 500 Plus Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2018 (Unaudited)		For the Year Ended May 31, 2018		For the Period January 20, 2017 (Commencement of Operations) to May 31, 2017
Net asset value - beginning of period	$10.67		$10.71		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.16		0.23		0.06
Net realized and unrealized gain on investments	0.20		1.28		0.71
Total income from investment operations	0.36		1.51		0.77

Less distributions to common shareholders:
From net investment income	–		(0.16)		(0.06)
From net realized gains	–		(1.39)		–
Total distributions	–		(1.55)		(0.06)
Net Increase/(Decrease) in Net Asset Value	0.36		(0.04)		0.71
Net asset value - end of period	$11.03		$10.67		$10.71

Total Return(2)(3)	3.37%		14.32%		7.71%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3		$2		$2
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	5.22	%(4)	7.57%		12.71	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.61	%(4)(6)	0.61	%(6)	0.60	%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	2.78	%(4)	2.10%		1.70	%(4)
Portfolio turnover rate	34%		60%		20%

(1)	Calculated using average shares throughout the period.
(2)	Total returns for periods of less than one year are not annualized.
(3)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(4)	Annualized.
(5)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(6)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	77

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

1.  ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund seeks to exceed the total return of the S&P 500 Index by investing its net assets (plus any borrowings made for investment purposes), under normal market conditions, primarily in S&P 500 Index derivatives and various types of fixed income instruments. The Fund typically will seek to gain long exposure to the S&P 500 Index through the use of S&P 500 Index derivatives in an amount, under normal market circumstances, approximately equal to the Fund’s net assets in an attempt to equal or exceed, net of expenses, the daily performance of the S&P 500 Index. However, since S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the Fund’s assets may be invested in fixed income instruments. The fixed income instruments will normally be actively managed with a view toward enhancing the Fund's total return, subject to overall portfolio duration which is typically not expected to exceed two years. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund, and the 500 Plus Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2.  SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	79

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of November 30, 2018:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$894,860,513	$–	$894,860,513
Corporate Bonds
Indonesia	–	28,164,936	48	28,164,984
Other	–	160,032,487	–	160,032,487
Credit Linked Notes
Iraq	–	–	5,640,974	5,640,974
Other	–	10,316,173	–	10,316,173
Short Term Investments	26,383,044	–	–	26,383,044
Total	$26,383,044	$1,093,374,109	$5,641,022	$1,125,398,175

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,266,519	$–	$1,266,519
Credit Default Swap Contracts	–	16,999	–	16,999
Liabilities
Forward Foreign Currency Contracts	–	(306,189)	–	(306,189)
Credit Default Swap Contracts	–	(2,004,393)	–	(2,004,393)
Total	$–	$(1,027,064)	$–	$(1,027,064)

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$78,872,584	$–	$78,872,584
Bank Loans	–	7,980,881	–	7,980,881
Common/Preferred Stocks	153,573	–	306,570	460,143
Warrants	549	–	33	582
Short Term Investments	436,828	–	–	436,828
Total	$590,950	$86,853,465	$306,603	$87,751,018

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$799,748,657	$–	$799,748,657
Corporate Bonds	–	65,254,482	–	65,254,482
Short Term Investments	57,180,336	–	–	57,180,336
Total	$57,180,336	$865,003,139	$–	$922,183,475

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,171,112	$–	$2,171,112
Liabilities
Forward Foreign Currency Contracts	–	(581,453)	–	(581,453)
Interest Rate Swap Contracts	–	(89,873)	–	(89,873)
Cross Currency Swap Contracts	–	(1,549,762)	–	(1,549,762)
Total	$–	$(49,976)	$–	$(49,976)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Sovereign Debt Obligations	$–	$317,013	$–	$317,013
Corporate Bonds	–	12,063,499	–	12,063,499
Short Term Investments	509,482	–	–	509,482
Total	$509,482	$12,380,512	$–	$12,889,994

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,242,469	$–	$1,242,469
Corporate Bonds	–	4,131,085	–	4,131,085
U.S. Treasury Bonds/Notes	–	2,332,098	–	2,332,098
U.S. Government Agency Mortgage Backed Securities	–	2,165,114	–	2,165,114
Short Term Investments	81,294	–	–	81,294
Total	$81,294	$9,870,766	$–	$9,952,060

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$30,013,668	$–	$–	$30,013,668
Short Term Investments	256,478	–	–	256,478
Total	$30,270,146	$–	$–	$30,270,146

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	81

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$9,061	$–	$9,061
Futures Contracts	30,951	–	–	30,951
Credit Default Swap Contracts	–	111,838	–	111,838
Liabilities
Forward Foreign Currency Contracts	–	(1,385)	–	(1,385)
Futures Contracts	(9,206)	–	–	(9,206)
Total	$21,745	$119,514	$–	$141,259

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$29,816,740	$–	$–	$29,816,740
Total	$29,816,740	$–	$–	$29,816,740

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$668	$–	$668
Liabilities
Total	$–	$668	$–	$668

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,987,685	$–	$1,987,685
Collateralized Loan Obligations	–	212,000	–	212,000
Short Term Investments	217,321	–	–	217,321
Total	$217,321	$2,199,685	$–	$2,417,006

Other Financial Instruments**
Liabilities
Futures Contracts	$(144,057)	$–	$–	$(144,057)
Total	$(144,057)	$–	$–	$(144,057)

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of May 31, 2018	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2018	Net change in unrealized appreciation/ (depreciation) investments held at November 30, 2018
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$7,809,111	$–	$–	$(1,841)	$(163,269)	$–	$(7,644,001)	$–	$–	$–	$–
Corporate Bonds	50	–	–	–	(2)	–	–	–	–	48	(2)
Credit Linked Notes	6,717,433	71,801	–	(15,638)	(703,397)	–	(429,225)	–	–	5,640,974	(703,397)
	$14,526,594	$71,801	$–	$(17,479)	$(866,668)	$–	$(8,073,226)	$–	$–	$5,641,022	$(703,399)

Investments in Securities	Balance as of May 31, 2018	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of November 30, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at November 30, 2018
Stone Harbor High Yield Bond Fund
Warrants	$33	$–	$–	$–	$–	$–	$–	$–	$–	$33	$–
Rights	39,364	–	–	(59,802)	62,830	–	(42,392)	–	–	–	–
Common Stock	306,570	–	–	–	–	–	–	–	–	306,570	–
Total	$345,967	$–	$–	$(59,802)	$62,830	$–	$(42,392)	$–	$–	$306,603	$–

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	83

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the period ended November 30, 2018, the Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 3, 2019.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	85

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the period ended November 30, 2018 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2018	87

Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Futures Contracts: Certain Funds invested in futures contracts during the period ended November 30, 2018 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended November 30, 2018. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended November 30, 2018, 2018 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds entered into interest rate swap agreements during the period ended November 30, 2018. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts, swaps, and future contracts on the Statements of Assets and Liabilities as of November 30, 2018:

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	$16,999	Unrealized depreciation on credit default swap contracts	$(2,004,393)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	1,266,519	Unrealized depreciation on forward foreign currency contracts	(306,189)
Total		$1,283,518		$(2,310,582)
Stone Harbor Local Markets Fund
Interest Rate Risk (Swap Contracts)*	Unrealized appreciation on interest rate swap contracts	$–	Unrealized depreciation on interest rate swap contracts	$(89,873)
Currency Risk (Swap Contracts)	Unrealized appreciation on cross currency swap contracts	$–	Unrealized depreciation on cross currency swap contracts	$(1,549,762)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	2,171,112	Unrealized depreciation on forward foreign currency contracts	(581,453)
Total		$2,171,112		$(2,221,088)
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	$111,838	Unrealized depreciation on credit default swap contracts	$–
Interest Rate Risk (Futures Contracts)	Unrealized appreciation on futures contracts	$30,951	Unrealized depreciation on futures contracts	$(9,206)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	9,061	Unrealized depreciation on forward foreign currency contracts	(1,385)
Total		$151,850		$(10,591)

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$668	Unrealized depreciation on forward foreign currency contracts	$–
Total		$668		$–
Stone Harbor 500 Plus Fund
Interest Rate Risk (Futures Contracts)	Unrealized appreciation on futures contracts	$–	Unrealized depreciation on futures contracts	$(1,207)
Equity Risk (Futures Contracts)*	Unrealized appreciation on futures contracts	–	Unrealized depreciation on futures contracts	(142,850)
Total		$–		$(144,057)

*	The value presented includes cumulative gain/(loss) on open futures contracts and swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of November 30, 2018.

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

The forward foreign currency contracts, swaps, and future contracts average value, net of both long and short positions, during the period ended November 30, 2018 is noted below:

Fund	Forward Foreign Currency Contracts*	Credit Default Swap Contracts**	Interest Rate Swap Contracts**	Cross Currency Swap Contracts**	Futures Contracts**
Stone Harbor Emerging Markets Debt Fund	$(145,343,529)	$(21,320,000)	$–	$–	$–
Stone Harbor Local Markets Fund	92,114,973	–	84,696,000	207,503,393	–
Stone Harbor Strategic Income Fund	87,846	5,350,000	–	–	4,056,715
Stone Harbor Emerging Markets Debt Allocation Fund	177,615	–	–	–	–
Stone Harbor 500 Plus Fund	–	–	–	–	2,165,664

*	Represents the average foreign currency amount translated into US dollars (bought) or sold
**	Represents the average Notional Value

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

The effect of forward foreign currency contracts, credit default swaps, and futures contracts on the Statements of Operations for the period ended November 30, 2018:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$111,343	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$(815,987)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$8,517,128	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(2,022,232)
Total		$8,628,471		$(2,838,219)
Stone Harbor Local Markets Fund
Interest Rate Risk (Swap Contracts)	Net realized gain/(loss) on interest rate swap contracts	$290,534	Change in unrealized appreciation/(depreciation) on interest rate swap contracts	$(47,013)
Currency Risk (Swap Contracts	Net realized gain/(loss) on cross currency swap contracts	–	Change in unrealized appreciation/(depreciation) on cross currency swap contracts	(917,275)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(15,077,044)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$6,327,077
Total		$(14,786,510)		$5,362,789
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$(193,925)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$101,724
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	189,107	Change in unrealized appreciation/(depreciation) on futures contracts	(136,079)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$32,603	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$2,428
Total		$27,785		$(31,927)

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(9,405)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$2,674
Total		$(9,405)		$2,674
Stone Harbor 500 Plus Fund
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	$(240,665)	Change in unrealized appreciation/(depreciation) on futures contracts	$(119,565)
Equity Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	414,436	Change in unrealized appreciation/(depreciation) on futures contracts	(165)
Total		$173,771		$(119,730)

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2018.

Offsetting of Derivatives Assets

From	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
Stone Harbor Emerging Market Debt Fund
Forward Foreign
Currency Contracts	$1,266,519	$–	$1,266,519	$(306,189)	$–	$960,330
Credit Default Swap Contracts	16,999	–	16,999	–	–	16,999
TOTAL	$1,283,518	$–	$1,283,518	$(306,189)	$–	$977,329
Stone Harbor Local Markets Funds
Forward Foreign
Currency Contracts	$2,171,112	$–	$2,171,112	$(581,453)	$(250,000)	$1,339,659
TOTAL	$2,171,112	$–	$2,171,112	$(581,453)	$(250,000)	$1,339,659
Stone Harbor Strategic Income Fund
Forward Foreign
Currency Contracts	$9,061	$–	$9,061	$(1,385)	$–	$7,676
TOTAL	$9,061	$–	$9,061	$(1,385)	$–	$7,676
Stone Harbor Emerging Markets Debt Allocation Fund
Forward Foreign
Currency Contracts	$668	$–	$668	$–	$–	$668
TOTAL	$668	$–	$668	$–	$–	$668

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Offsetting of Derivatives Liabilities

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
Stone Harbor Emerging Market Debt Fund
Forward Foreign
Currency Contracts	$306,189	$–	$306,189	$(306,189)	$–	$–
Credit Default Swap Contracts	2,004,393	–	2,004,393	–	(2,004,393)	–
TOTAL	$2,310,582	$–	$2,310,582	$(306,189)	$(2,004,393)	$–
Stone Harbor Local Markets Funds
Forward Foreign
Currency Contracts	$581,453	$–	$581,453	$(581,453)	$–	$–
Cross Currency Swap Contracts	1,549,762	–	1,549,762	–	(230,000)	1,319,762
TOTAL	$2,131,215	$–	$2,131,215	$(581,453)	$(230,000)	$1,319,762
Stone Harbor Strategic Income Fund
Forward Foreign
Currency Contracts	$1,385	$–	$1,385	$(1,385)	$–	$–
TOTAL	$1,385	$–	$1,385	$(1,385)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Unrealized Appreciation and Depreciation on Investments: At November 30, 2018 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$3,104,029
Gross depreciation on investments (excess of tax cost over value)	(114,587,000)
Net unrealized depreciation	$(111,482,971)
Cost of investments for income tax purposes	$1,235,854,080

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$1,019,724
Gross depreciation on investments (excess of tax cost over value)	(4,205,351)
Net unrealized depreciation	$(3,185,627)
Cost of investments for income tax purposes	$90,936,645

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$10,409,230
Gross depreciation on investments (excess of tax cost over value)	(141,457,301)
Net unrealized depreciation	$(131,048,071)
Cost of investments for income tax purposes	$1,053,181,569

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$25,252
Gross depreciation on investments (excess of tax cost over value)	(743,058)
Net unrealized depreciation	$(717,806)
Cost of investments for income tax purposes	$13,607,800

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$36,944
Gross depreciation on investments (excess of tax cost over value)	(340,838)
Net unrealized depreciation	$(303,894)
Cost of investments for income tax purposes	$10,255,954

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$(145,542)
Gross depreciation on investments (excess of tax cost over value)	(2,399,907)
Net unrealized depreciation	$(2,545,449)
Cost of investments for income tax purposes	$32,956,854

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$815,400
Gross depreciation on investments (excess of tax cost over value)	(662,832)
Net unrealized appreciation	$152,568
Cost of investments for income tax purposes	$29,664,840

Stone Harbor 500 Plus Fund
Gross appreciation on investments (excess of value over tax cost)	$3,829
Gross depreciation on investments (excess of tax cost over value)	(152,970)
Net unrealized depreciation	$(149,141)
Cost of investments for income tax purposes	$2,422,091

5. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.35%, 0.55%, 0.70%, and 0.45% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, and Stone Harbor 500 Plus Fund, respectively.

The Adviser has contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class, Stone Harbor Investment Grade Fund Institutional Class, and Stone Harbor 500 Plus Fund Institutional Class will not exceed 0.75%, 0.65% 1.00%, 1.00%, 0.50%, and 0.60% respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses but exclusive of brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2019 and are reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, fees and expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. A Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. At May 31, 2018, fees and expenses eligible to be recovered will expire as follows:

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

	2019	2020	2021	Total
Stone Harbor High Yield Bond Fund	$–	$36,364	$139,187	$175,551
Stone Harbor Emerging Markets Corporate Debt Fund	$112,847	$136,853	$141,504	$391,204
Stone Harbor Investment Grade Fund	$125,244	$133,267	$156,452	$414,963
Stone Harbor Strategic Income Fund	$290,586	$316,580	$345,886	$953,052
Stone Harbor Debt Allocation Fund	$734,211	$475,248	$336,034	$1,545,493
Stone Harbor 500 Plus Fund	N/A	$88,145	$164,536	$252,681

6. INVESTMENTS

For the period ended November 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and U.S. Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$513,600,754	$454,753,779
Stone Harbor High Yield Bond Fund	24,731,815	33,762,856
Stone Harbor Local Markets Fund	461,728,429	359,187,964
Stone Harbor Emerging Markets Corporate Debt Fund	4,740,935	2,996,218
Stone Harbor Investment Grade Fund	1,665,507	1,868,284
Stone Harbor Strategic Income Fund	1,780,452	2,922,357
Stone Harbor Emerging Markets Debt Allocation Fund	6,504,823	2,582,788
Stone Harbor 500 Plus Fund	819,454	772,865

For the period ended November 30, 2018 the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations were as follows:

	Purchases	Sales
Stone Harbor Investment Grade Fund	$–	$245,110

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended November 30, 2018 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Share Balance May 31, 2018	Purchases	Sales	Share Balance November 30, 2018	Market Value November 30, 2018	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Stone Harbor Emerging Markets Corporate Debt Fund	93,806	101,806	(10,731)	184,881	$1,554,848	$42,358	$(53,713)	$(3,673)
Stone Harbor Emerging Markets Debt Fund	663,055	38,279	(41,019)	660,315	6,081,500	209,082	(473,035)	(36,264)
Stone Harbor High Yield Bond Fund	1,360,171	36,148	(191,749)	1,204,570	9,275,190	275,488	35,898	(276,934)
Stone Harbor Investment Grade Fund	1,086,575	10,427	(71,093)	1,025,909	10,074,430	103,444	(175,195)	(24,444)
Stone Harbor Local Markets Fund	380,064	17,745	(24,480)	373,329	3,027,700	–	(190,523)	(15,267)
	3,583,671	204,405	(339,072)	3,449,004	$30,013,668	$630,372	$(856,568)	$(356,582)

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Stone Harbor Investment Funds	Notes to Financial Statements

November 30, 2018 (Unaudited)

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Share Balance May 31, 2018	Purchases	Sales	Share Balance November 30, 2018	Market Value November 30, 2018	Dividend Income	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Debt Fund	1,375,270	363,601	(138,441)	1,600,430	$14,739,959	$496,956	$(1,038,191)	$(159,523)
Stone Harbor Local Markets Fund	1,648,261	370,334	(159,559)	1,859,036	15,076,781	–	(784,166)	(103,336)
	3,023,531	733,935	(298,000)	3,459,466	$29,816,740	$496,956	$(1,822,357)	$(262,859)

8. SHARES OF BENEFICIAL INTEREST

At November 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9. BENEFICIAL OWNERSHIP

As of November 30, 2018, IMF Retired Staff Benefits owned beneficially 48.49% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 54.82% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, the Stone Harbor Strategic Income Fund owned beneficially 99.90% of the Stone Harbor Investment Grade Fund’s outstanding shares, an individual shareholder owned 72.38% of the Stone Harbor Strategic Income Fund’s outstanding shares, one individual shareholder held 29.58% of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares, and an individual shareholder owned beneficially 99.51% of the Stone Harbor 500 Plus Fund’s outstanding shares.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) pays each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

12. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13 which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, and are reflected in Note 2.

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X, these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of October 31, 2018, had no effect on the Fund’s net assets or results of operations.

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Stone Harbor Investment Funds	Additional Information

November 30, 2018 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Index	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Bloomberg Barclays Global Credit Index (Hedged USD)	Bloomberg Barclays Global Credit Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.
ICE BofAML US High Yield Master Constrained Index	The ICE BofAML US High Yield Master Constrained Index contains all securities in ICE BofAML US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan GBI-EM Global Diversified Index	The JPMorgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.
S&P 500 Index	The S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

DEFINITIONS

ABS – An asset-backed security (ABS) is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

Alpha – A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

Basis Point – A unit equal to one hundredth of a percentage point.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

CMBS – Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that is secured by mortgages on commercial properties, instead of residential real estate.

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Stone Harbor Investment Funds	Additional Information

November 30, 2018 (Unaudited)

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Floating Rate Bonds – Bond whose interest amount fluctuates in step with the market interest rates, or some other external measure.

High Yield Spread – The percentage difference in current yields of high-yield bonds compared to investment grade corporate bonds.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

Par Value – The face value of a bond.

RMBS – Residential mortgage-backed securities (RMBS) are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

S&P Futures – S&P 500 futures are a type of capital asset contract that provides a buyer the right to a predetermined selection of stocks and on a predetermined future date listed on the S&P 500 stock market index.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread – The difference between the bid and ask price of a security or asset.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”. For additional information please go to the Understanding Ratings section at www.standardpoors.com.

Tranche – Portions of debt or structured financing. Each portion (or tranche) is one of several related securities offered at the same time but with a different set of risks, rewards, and maturities.

USD 3-Month LIBOR – The average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Yield Curve – Yield curve tracks the relationship between interest rates and the maturity of Treasury Securities at a given time.

Yield-To-Maturity – The total return anticipated on a bond if the bond is held until the end of its lifetime. Yield to maturity is considered a long-term bond yield, but is expressed as an annual rate.

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Stone Harbor Investment Funds	Trustees & Officers

November 30, 2018 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942	Chairman of the Audit Committee; Trustee	Since 2007	Columbia University - Associate Professor, 2000-2017; Consultant, 1991-Present.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi- Strategy Fund and Grosvenor Hedge Fund Guided Portfolio Solution, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Funds (2 funds), UST Global Private Markets, and NB Crossroads Private Markets Fund (3 funds).
Heath B. McLendon 1933	Trustee	Since 2007	Retired since 2006; formerly Citigroup - Chairman of Equity Research Oversight Committee.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.
Patrick Sheehan 1947	Trustee	Since 2007	Retired since 2002; formerly, Citigroup Asset Management- Managing Director and Fixed Income Portfolio Manager.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

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Stone Harbor Investment Funds	Trustees & Officers

November 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Glenn Marchak 1956	Trustee	Since 2015	Consultant and Private Investor.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca 1956	Trustee	Since 2016	Trustee, the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present); Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953	Chairman and Trustee	Since 2012	From April 2006 to December 2018, Portfolio Manager and other senior management positions at Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

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Stone Harbor Investment Funds	Trustees & Officers

November 30, 2018 (Unaudited)

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President	Since 2007	Co-portfolio manager of the Funds; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Jeffrey S. Scott 1959	Chief Compliance Officer	Since 2007	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014	Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.
Amanda Suss 1969	Treasurer	Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.
Adam J. Shapiro 1963	Secretary; Anti-Money Laundering Officer	Since 2007	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Vilma V. DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, since 2013, and Fund Accountant, 2007 to 2013, ALPS.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser

(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

(3)	The term “Fund Complex” as used in this table includes each Fund of the Trust, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Adviser.

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Intentionally Left Blank

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street, 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This material must be accompanied or preceded by a prospectus.

SHF000948 exp. 1/30/2020

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

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Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive
Officer/Principal Executive Officer

Date:	February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive
Officer/Principal Executive Officer

Date:	February 7, 2019

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/
Principal Accounting Officer

Date:	February 7, 2019

4